                                  THE PERSPECTIVE
                                  FIXED AND VARIABLE ANNUITY
                                  ISSUED BY JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY
                                  AND JACKSON NATIONAL SEPARATE ACCOUNT -- I

                                  The fixed and variable annuity contract is an individual, flexible premium deferred annuity with 4 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company (Jackson National) and 14 investment portfolios. You can put your money in any of the guaranteed accounts and/or the investment portfolios.
                                  The investment portfolios purchase shares of the following series of the JNL Series Trust:
                                  JNL Aggressive Growth Series
                                  JNL Capital Growth Series
                                  JNL Global Equities Series
                                  JNL/Alger Growth Series
                                  JNL/Putnam Growth Series
                                  JNL/Putnam Value Equity Series
                                  PPM America/JNL Balanced Series
                                  PPM America/JNL High Yield Bond Series
                                  PPM America/JNL Money Market Series
                                  Salomon Brothers/JNL Global Bond Series
                                  Salomon Brothers/JNL U.S. Government & Quality Bond Series
                                  T. Rowe Price/JNL Established Growth Series
                                  T. Rowe Price/JNL International Equity
                                  Investment Series
                                  T. Rowe Price/JNL Mid-Cap Growth Series

Please read this prospectus before investing, and keep it on file for future reference. It contains important information about the Perspective Fixed and Variable Annuity that you ought to know before investing.
To learn more about the Perspective Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information (SAI) dated January 2, 1998, by calling Jackson National at (800) 766-4683 or by writing Jackson National at: Annuity Service Center, 8055 East Tufts Avenue, Second Floor, Denver, Colorado 80237. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI is in this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NOT FDIC INSURED
                                        1
MAY LOSE VALUE
NO BANK GUARANTEE
                                JANUARY 2, 1998

TABLE OF CONTENTS

Key Facts...................................................      3
Fee Table...................................................      6
The Annuity Contract........................................     10
The Company.................................................     10
The Guaranteed Accounts.....................................     10
The Separate Account........................................     10
Investment Portfolios.......................................     11
Contract Charges............................................     11
Purchases...................................................     13
Transfers...................................................     14
Access to Your Money........................................     14
Income Payments (The Income Phase)..........................     15
Death Benefit...............................................     15
Taxes.......................................................     16
Other Information...........................................     18
Table of Contents of the Statement of Additional
  Information...............................................     20
Appendix A..................................................     21

KEY FACTS

Annuity Service Center:    1 (800) 766-4683
        Mail Address:      P.O. Box 378002, Denver, Colorado 80237-8002
        Delivery Address:  8055 East Tufts Avenue, Second Floor, Denver,
                           Colorado 80237

Home Office:               5901 Executive Drive, Lansing, Michigan 48911

The Annuity Contract       The fixed and variable annuity contract offered by
                           Jackson National provides a means for investing on a tax-deferred basis in the guaranteed accounts of Jackson National and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

                           The contract has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract. The amount of money you accumulate in your contract during the accumulation phase will determine the amount of income payments during the income phase.

Investment Options         You can put money into any or all of the guaranteed
                           accounts and/or the investment portfolios but you may not put your money in more than eighteen of the investment options during the life of your contract.

                           The guaranteed accounts offer an interest rate that is guaranteed by Jackson National. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National.

                           The investment portfolios purchase shares of series of mutual funds. These series are described in the attached JNL Series Trust prospectus. The value of the investment portfolios will vary in accordance with the investment performance of the series. You bear the investment risk under the contract for all amounts allocated to the investment portfolios.

Expenses The contract has insurance features and investment features, and there are costs related to each.

                           Jackson National makes a deduction for its insurance charges which is equal to 1.40% of the daily value of the contracts invested in the investment portfolios. During the accumulation phase, Jackson National deducts a $35 annual contract maintenance charge from your contract.

                           If you take your money out of the contract, Jackson National may assess a withdrawal charge. The withdrawal charge starts at 7% in the first year and declines 1% a year to 0% after 7 years.

Expenses (cont'd)          Jackson National may assess a state premium tax
                           charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

                           There are also investment charges which range from .75% to 1.25% of the average daily value of the series, depending on the series.

Purchases                  Under most circumstances, you can buy a contract for
                           $5,000 or more ($2,000 or more for a qualified plan contract). You can add $500 ($50 under the automatic payment plan) or more at any time during the accumulation phase.

Access to Your Money       You can take money out of your contract during the
                           accumulation phase. At any time during the accumulation phase, you may withdraw premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn). Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn). Withdrawals in excess of that will be charged a withdrawal charge. You may also have to pay income tax and a tax penalty on any money you take out.

Income Payments            If you want to receive regular income from your
                           annuity, you can choose one of four options: (1)
                           monthly payments for the annuitant's life; (2) monthly payments for the annuitant's life and the life of another person (usually the annuitant's spouse); (3) monthly payments for the annuitant's life, but with payments continuing to you or your designated beneficiary for 10 or 20 years if the annuitant dies before the end of the selected period;
                           and (4) payments for a period of 5 to 30 years.

                           During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the guaranteed accounts, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down. If you choose a variable income option, you may make transfers between investment portfolios but you may not make transfers in to or out of the guaranteed accounts.

Death Benefit              If you die before moving to the income phase, the
                           person you have chosen as your beneficiary will receive a death benefit. The death benefit equals:
                           (a) current contract value OR (b) the total premiums
                           (less withdrawals, withdrawal charges and premium taxes) compounded annually at 5% (4% if you are over age 70 at the date of issue) OR (c) the contract value at the end of the 7th contract year PLUS all premiums made since the 7th year (less withdrawals, withdrawal charges and premium taxes) compounded annually at 5% (4% if you are over age 70 at the date of issue) -- whichever is GREATEST. The death benefit under (c) will never exceed 250% of premiums paid, less partial withdrawals. The death benefit under (b) and (c) is not available in all states.

Free Look                  If you cancel your contract within twenty days after
                           receiving it (or whatever period is required in your state), Jackson National will return the amount your contract is worth on the day we receive your request.
                           This may be more or less than your original payment.
                           If required by law, Jackson National will return your premium.

Taxes The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

FEE TABLE

OWNER TRANSACTION EXPENSES

        Withdrawal Charge (as a percentage of premium payments):
        Years Since Premium Payment                           0        1        2        3        4        5        6       7+
        Charge                                                7%       6%       5%       4%       3%       2%       1%       0%

        Transfer Fee:
        No charge for first 15 transfers in a contract year; thereafter, the fee is $25 per transfer.

        Contract Maintenance Charge:
        $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

       Mortality and Expense Risk
       Charges                           1.25%
       Administration Charge              .15%
                                         ----
       Total Separate Account Annual
       Expenses                          1.40%

SERIES EXPENSES
(as an annual percentage of the average net assets of the series underlying an investment portfolio)

                                                                           Other Expenses   Total Series
                                                              Management       (After          Annual
                      JNL Series Trust                           Fee       Reimbursement)     Expenses
--------------------------------------------------------------------------------------------------------
JNL Aggressive Growth Series................................     .95%           .15%           1.10%
JNL Capital Growth Series...................................     .95%           .15%           1.10%
JNL Global Equities Series..................................    1.00%           .15%           1.15%
JNL/Alger Growth Series.....................................     .975%          .15%           1.125%
JNL/Putnam Growth Series *..................................     .90%           .15%           1.05%
JNL/Putnam Value Equity Series *............................     .90%           .15%           1.05%
PPM America/JNL Balanced Series *...........................     .75%           .15%            .90%
PPM America/JNL High Yield Bond Series......................     .75%           .15%            .90%
PPM America/JNL Money Market Series.........................     .60%           .15%            .75%
Salomon Brothers/JNL Global Bond Series.....................     .85%           .15%           1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%           .15%            .85%
T. Rowe Price/JNL Established Growth Series.................     .85%           .15%           1.00%
T. Rowe Price/JNL International Equity Investment Series....    1.10%           .15%           1.25%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%           .15%           1.10%
--------------------------------------------------------------------------------------------------------

* Prior to May 1, 1997, the management fee for the JNL/Putnam Growth Series was .90%, the management fee for the JNL/Putnam Value Equity Series was .75%, and
the management fee for the PPM America/JNL Balanced Series was .90%.

Currently, the adviser voluntarily reimburses each of the Series for annual expenses (excluding management fees) in excess of .15% of average daily net assets. Prior to reimbursement, total series annual expenses as a percentage of net assets for the period ended December 31, 1996, were: JNL Aggressive Growth Series -- 1.40%; JNL Capital Growth Series -- 1.27%; JNL Global Equities Series -- 1.63%; JNL/Alger Growth Series -- 1.19%; JNL/Putnam Growth Series -- 1.27%; JNL/Putnam Value Equity Series -- 1.53%; PPM America/JNL Balanced Series -- 1.22%; PPM America/JNL High Yield Bond Series -- 1.21%; PPM America/JNL Money Market Series -- .85%; Salomon Brothers/JNL Global Bond Series -- 1.44%; Salomon Brothers/JNL U.S. Government & Quality Bond Series -- 1.37%; T. Rowe Price/JNL Established Growth Series -- 1.11%; T. Rowe Price/JNL International Equity Investment Series -- 1.29%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 1.14%. Voluntary reimbursements to these Series may be modified or discontinued at any time.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:
(a) upon surrender at the end of each time period;
(b) if the contract is not surrendered or is annuitized after the first year.

                                                                                Time-Periods
------------------------------------------------------------------------------------------------------
                                                                        1        3        5       10
                                                                       year    years    years    years
------------------------------------------------------------------------------------------------------
JNL Aggressive Growth Portfolio.............................    (a)    $96     $129     $165     $288
                                                                (b)     26       79      135      288
JNL Capital Growth Portfolio................................    (a)     96      129      165      288
                                                                (b)     26       79      135      288
JNL Global Equities Portfolio...............................    (a)     96      131      168      293
                                                                (b)     26       81      138      293
JNL/Alger Growth Portfolio..................................    (a)     96      130      167      291
                                                                (b)     26       80      137      291
JNL/Putnam Growth Portfolio.................................    (a)     95      128      163      283
                                                                (b)     25       78      133      283
JNL/Putnam Value Equity Portfolio...........................    (a)     95      128      163      283
                                                                (b)     25       78      133      283
PPM America/JNL Balanced Portfolio..........................    (1)     94      123      155      268
                                                                (b)     24       73      125      268
PPM America/JNL High Yield Bond Portfolio...................    (a)     94      123      155      268
                                                                (b)     24       73      125      268
PPM America/JNL Money Market Portfolio......................    (a)     92      119      148      253
                                                                (b)     22       69      118      253
Salomon Brothers/JNL Global Bond Portfolio..................    (a)     95      126      160      278
                                                                (b)     25       76      130      278
Salomon Brothers/JNL U.S. Government & Quality Bond
  Portfolio.................................................    (a)     93      122      153      263
                                                                (b)     23       72      123      263
T. Rowe Price/JNL Established Growth Portfolio..............    (a)     95      126      160      278
                                                                (b)     25       76      130      278
T. Rowe Price/JNL International Equity Investment
  Portfolio.................................................    (a)     97      134      173      303
                                                                (b)     27       84      143      303
T. Rowe Price/JNL Mid-Cap Growth Portfolio..................    (a)     96      129      165      288
                                                                (b)     26       79      135      288
------------------------------------------------------------------------------------------------------

EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment portfolios.

A withdrawal charge is imposed on income payments which occur within one year of the date the contract is issued.

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL STATEMENTS

An accumulation unit value history is contained in Appendix A.

The full financial statements of the Separate Account for the period ended September 30, 1997, and the year ended December 31, 1996; the financial statements of Jackson National for the years ended December 31, 1996, and December 31, 1995; and the applicable auditor's reports thereon are contained in the SAI.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National is a contract between you, the owner, and Jackson National Life Insurance Company, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment portfolios. The investment portfolios are designed to offer a higher return than the guaranteed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment portfolios, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment portfolios you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment portfolios you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National will not be bound until we receive written notice of the assignment.

THE COMPANY

Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential Corporation plc (London, England).

THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The Jackson National Separate Account -- I was established by Jackson National on June 14, 1993, pursuant to the provisions of Michigan law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National and the obligations under the contracts are obligations of Jackson National. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National may issue.

The separate account is divided into investment portfolios. Jackson National does not guarantee the investment performance of the separate account or the investment portfolios.

INVESTMENT PORTFOLIOS

You can put money in any or all of the investment portfolios. The investment portfolios purchase shares of the following series of the JNL Series Trust:

JNL Aggressive Growth Series
JNL Capital Growth Series
JNL Global Equities Series
JNL/Alger Growth Series
JNL/Putnam Growth Series*
JNL/Putnam Value Equity Series*
PPM America/JNL Balanced Series*
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price/JNL International Equity Investment Series
T. Rowe Price/JNL Mid-Cap Growth Series

* Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

The series are described in the attached JNL Series Trust prospectus. Jackson National Financial Services, Inc. serves as investment adviser for all of the series. Janus Capital Corporation serves as sub-adviser for the JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series; Fred Alger Management, Inc. serves as sub-adviser for the JNL/Alger Growth Series; Putnam Investment Management, Inc. serves as sub-adviser for the JNL/Putnam Growth and JNL/Putnam Value Equity Series (prior to May 1, 1997, the sub-adviser for the JNL/Putnam Growth Series was Phoenix Investment Counsel, Inc. and the sub-adviser for the JNL/Putnam Value Equity Series was PPM America, Inc.); PPM America, Inc. serves as sub-adviser for the PPM America/JNL Balanced, PPM America/JNL High Yield Bond and PPM America/JNL Money Market Series (prior to May 1, 1997, the sub-adviser for the PPM America/JNL Balanced Series was Phoenix Investment Counsel, Inc.); Salomon Brothers Asset Management Inc serves as sub-adviser for the Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

Depending on market conditions, you can make or lose money in any of the investment portfolios. You should read the prospectus for the series carefully before investing. Additional investment portfolios may be available in the future.

Voting Rights

To the extent required by law, Jackson National will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National receives instructions, we will vote all the shares Jackson National owns in proportion to those instructions.

Substitution

Jackson National may be required to substitute an investment portfolio with another portfolio. We will not do this without the prior approval of the SEC. Jackson National will give you notice of our intent to do this.

CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

Insurance Charges

Each day Jackson National makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.40% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National.

Contract Maintenance Charge

During the accumulation phase, Jackson National deducts a $35 ($30 in Washington) annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National may discontinue this practice at any time.

Transfer Fee

A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Withdrawal Charge

During the accumulation phase, you can make withdrawals from your contract. At any time during the accumulation phase, you may withdraw premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn). Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn). Withdrawals in excess of that will be charged a withdrawal charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Jackson National does not assess the withdrawal charge on any payments paid out as (1) income payments after the first year, (2) death benefits or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code. Withdrawals for terminal illness or other specified conditions as defined by Jackson National may not be subject to a withdrawal charge. These provisions are not available in all states.

Jackson National may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National and a prospective purchaser. Jackson National will not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National or any of its affiliates.

Other Expenses

Jackson National pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached JNL Series Trust prospectus.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

Income Taxes

Jackson National will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

Distribution of Contracts

Jackson National Financial Services, Inc., a wholly-owned subsidiary of Jackson National, is located at 5901 Executive Drive, Lansing, Michigan 48911 and serves as the distributor of the contracts.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National may pay persistency bonuses, in addition to the standard commissions. Jackson National may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.

PURCHASES

You can buy a contract for $5,000 or more under most circumstances ($2,000 or more for a qualified plan contract). The maximum we accept without our prior approval is $1 million.

You can add $500 ($50 under the automatic payment plan) at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment portfolio is $100. There is a $100 minimum balance requirement for each guaranteed account and investment portfolio.

When you purchase a contract, Jackson National will allocate your premium to one or more of the guaranteed accounts and/or the investment portfolios you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen investment options available under the contract; however, you may not allocate your money to more than eighteen investment options during the life of your contract.

Jackson National will issue your contract and allocate your first premium within 2 business days after we receive your complete application and first premium. If your application is not complete, we will contact you to get the necessary information. If for some reason Jackson National is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the necessary information.

The Jackson National business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Accumulation Units

The contract value allocated to the investment portfolios will go up or down depending on the performance of the portfolios. In order to keep track of the value of your contract, Jackson National uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National determines the value of an accumulation unit for each of the investment portfolios. This is done by:

     1. determining the total amount of money invested in the particular investment portfolio;

     2. subtracting any insurance charges;

     3. dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National's business day by dividing the amount of the premium allocated to any investment portfolio by the value of the accumulation unit for that investment portfolio.

TRANSFERS

You can transfer money between guaranteed accounts and investment portfolios during the accumulation phase. During the income phase, you can transfer money between investment portfolios.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment portfolio would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

Telephone Transactions

If you elect the telephone transfer privilege on your application, you may make transfers by telephone. You must complete your telephone call authorizing a transfer by the close of Jackson National's business day in order to receive that day's value for an accumulation unit of an investment portfolio.

Jackson National has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract: (1) by making either a partial or complete withdrawal or (2) by electing to receive income payments. Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any premium tax, less any contract maintenance charge, and less any withdrawal charge. Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment portfolio from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment portfolio.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from a qualified plan referred to as a 403(b) annuity. See "Taxes."

Systematic Withdrawal Program

You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive and withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension of Withdrawals

Jackson National may be required to suspend or delay withdrawals from a contract when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. trading on the New York Stock Exchange is restricted;

     3. an emergency exists so that it is not reasonably practicable to dispose of shares of the investment portfolios or determine investment portfolio values;

     4. the SEC, by order, may permit for the protection of owners.

Jackson National has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law). Jackson National will assess a withdrawal charge on income payments which occur within one year of the date the contract is issued.

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment portfolios or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon three things: 1) the value of your contract in the investment portfolio(s) on the income date, 2) the 3% assumed investment rate used in the annuity table for the contract, and 3) the performance of the investment portfolios you selected. If the actual performance exceeds the 3% assumed rate, your income payments will increase. Similarly, if the actual rate is less than 3%, your income payments will decrease.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson National may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, Jackson National may set the frequency of payments so that the first payment would be at least $50.

Income Options

The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.)

OPTION 1 -- Life Income. This income option provides monthly payments for your life.

OPTION 2 -- Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

OPTION 3 -- Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for your life, but with payments continuing to your beneficiary for the remainder of 10 or 20 years (as you select) if you die before the end of the selected period.

OPTION 4 -- Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30.

ADDITIONAL OPTIONS -- Other income options may be made available by Jackson National.

If you choose an income option for which payments are based on life expectancy, you cannot make a withdrawal during the income phase.

DEATH BENEFIT

Death of Owner Before the Income Date

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. Joint owners must be spouses. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary.

The death benefit equals: (a) current contract value OR (b) the total premiums (less withdrawals, withdrawal charges and premium taxes) compounded at 5%1 OR
(c) the contract value at the end of the 7th contract year PLUS all premiums made since the 7th year (less withdrawals, withdrawal charges and premium taxes) compounded at 5%** -- whichever is GREATEST. The death benefit under (c) will never exceed 250% of premiums paid, less partial withdrawals. The death benefit under (b) and (c) may not be available in all states.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death. If the beneficiary chooses to rece#Ave the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

Death of Owner After the Income Date

If you or a joint owner die after moving to the income phase, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

Death of Annuitant

If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies after the income date, the death benefit, if any, will be as provided for in the income option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

THE FOLLOWING IS GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

Non-Qualified Contracts -- General Taxation

You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income

---------------
* (4% if the owner is over age 70 at the date of issue) payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your premium are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

Withdrawals -- Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Withdrawals -- Qualified Contracts

There are special rules that govern qualified contracts. We have provided additional discussion in the Statement of Additional Information.

Withdrawals -- Tax-Sheltered Annuities

The Code limits the withdrawal of premiums from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals -- Roth IRAs

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.

Withdrawals -- Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser financial planner fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment fees will be considered distributions from the contract.

Restrictions Under the Texas Optional Retirement Program (ORP)

Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 year or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

Assignment

An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National would be considered the owner of the shares of the investment portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios from which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

Dollar Cost Averaging

You can arrange to automatically have a regular amount of money periodically transferred into the investment portfolios. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase.

To participate in this program, you must have a total contract value of at least $15,000 (unless we waive this requirement).

Jackson National does not currently charge for participation in this program. We may do so in the future.

Rebalancing

You can arrange to have Jackson National automatically reallocate money between investment portfolios periodically to keep the blend you select.

Jackson National does not currently charge for participation in this program. We may do so in the future.

Free Look

If you cancel the contract within twenty days after receiving it (or whatever period is required in your state), Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson National will return your premium.

Advertising

From time to time, Jackson National may advertise several types of performance for the investment portfolios. Total return is the overall change in the value of an investment in an investment portfolio over a given period of time. Standardized average annual total return is calculated in accordance with SEC guidelines. Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

If a series has been in existence for a longer period than the investment portfolio, performance will be based upon the period quoted.

Market Timing and Asset Allocation Services

Market timing and asset allocation services offered by third parties must comply with Jackson National's administrative systems, rules and procedures.

Modification of the Contract

Only the President, Vice President, Secretary or Assistant Secretary of Jackson National may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National.

Legal Proceedings

There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National Life Insurance Company, Jackson National Financial Services, Inc., and the Jackson National Separate Account -- I are parties.

Questions

If you have questions about your contract, you may call us at (800) 766-4683, or write to us at: Jackson National Life Annuity Service Center, 8055 E. Tufts Avenue, Second Floor, Denver, Colorado 80237.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................    2
Services....................................................    2
Purchase of Securities Being Offered........................    2
Underwriters................................................    2
Calculation of Performance..................................    3
Additional Tax Information..................................    7
Income Payments; Net Investment Factor......................   15
Financial Statements........................................   17

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each portfolio as of September 30, 1997, December 31, 1996, and December 31, 1995. This information has been taken from the Separate Account's financial statements. The Separate Account's financial statements for the periods ended December 31, 1996, and December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.

-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
JNL Aggressive Growth
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.95         $10.20        $10.00
  End of period              $13.79         $11.95        $10.20
 Accumulation units
  outstanding at the
  end of period           4,815,480      2,355,530         4,008
JNL Capital Growth
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.87         $10.34        $10.00
  End of period              $13.25         $11.87        $10.34
 Accumulation units
  outstanding at the
  end of period           4,900,267      2,985,668         1,587
JNL Global Equities
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $13.57         $10.48        $10.00
  End of period              $16.71         $13.57        $10.48
 Accumulation units
  outstanding at the
  end of period           8,138,352      3,090,234         4,778

-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
JNL/Alger Growth
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.11          $9.93        $10.00
  End of period              $14.34         $11.11         $9.93
 Accumulation units
  outstanding at the
  end of period           5,158,975      3,310,810        12,285
JNL/Putnam Growth
  Portfolio(b)
 Accumulation unit
  value:
  Beginning of period        $13.22         $10.58        $10.00
  End of period              $15.43         $13.22        $10.58
 Accumulation units
  outstanding at the
  end of period           4,323,083      1,682,604           571
JNL/Putnam Value
  Equity Portfolio(b)
 Accumulation unit
  value:
  Beginning of period        $12.98         $10.59        $10.00
  End of period              $15.69         $12.98        $10.59
 Accumulation units
  outstanding at the
  end of the period       5,099,068      1,330,288         3,944

(a) The Separate Account commenced operation on October 16, 1995.
(b) Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and the management fee was .90%, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and the management fee was .75%; and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment
    Counsel Balanced Series and the management fee was .90%

PPM America/JNL
  Balanced
  Portfolio(b)
 Accumulation unit
  value:
-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
  Beginning of period        $11.29         $10.34        $10.00
  End of period              $12.94         $11.29        $10.34
 Accumulation units
  outstanding at the
  end of period           3,846,253      2,120,529        12,871
PPM America/JNL High
  Yield Bond Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.26         $10.11        $10.00
  End of period              $12.54         $11.26        $10.11
 Accumulation units
  outstanding at the
  end of period           3,593,849      1,147,840           100
PPM America/JNL Money
  Market Portfolio
 Accumulation unit
  value:
  Beginning of period        $10.37         $10.03        $10.00
  End of period              $10.65         $10.37        $10.03
 Accumulation units
  outstanding at the
  end of period           3,111,164      2,193,176        14,608
Salomon Brothers/JNL
  Global Bond
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.74         $10.41        $10.00
  End of period              $12.72         $11.74        $10.41
 Accumulation units
  outstanding at the
  end of the period       2,236,757        911,885         3,128
Salomon Brothers/JNL
  U.S. Government &
  Quality Bond
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $10.33         $10.21        $10.00
  End of period              $10.81         $10.33        $10.21
 Accumulation units
  outstanding at the
  end of period           1,611,680        902,055         1,275

-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
T. Rowe Price/JNL
  Established
 Growth Portfolio
 Accumulation unit
  value:
  Beginning of period        $12.53         $10.36        $10.00
  End of period              $15.59         $12.53        $10.36
 Accumulation units
  outstanding at the
  end of period           6,170,389      2,500,896        10,564
T. Rowe Price/JNL
  International
Equity Investment
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.78         $10.49        $10.00
  End of period              $12.95         $11.78         10.49
 Accumulation units
  outstanding at the
  end of period           4,028,438      2,039,430         3,096
T. Rowe Price/JNL
  Mid-Cap
Growth Portfolio
 Accumulation unit
  value:
  Beginning of period        $12.59         $10.37        $10.00
  End of period              $14.76         $12.59        $10.37
 Accumulation units
  outstanding at the
  end of period           7,149,711      3,585,051         5,120

(a) The Separate Account commenced operation on October 16, 1995.
(b) Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and the management fee was .90%, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and the management fee was .75%; and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment
    Counsel Balanced Series and the management fee was .90%

                                  THE PERSPECTIVE PLUS
                                  FIXED AND VARIABLE ANNUITY
                                  ISSUED BY JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY
                                  AND JACKSON NATIONAL SEPARATE ACCOUNT -- I
                                  The fixed and variable annuity contract is an individual, flexible premium deferred annuity with 4 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company (Jackson National) and 15 investment portfolios. You can put your money in any of the guaranteed accounts and/or the investment portfolios.
                                  The investment portfolios purchase shares of the following series of the JNL Series Trust:
                                  JNL Aggressive Growth Series
                                  JNL Capital Growth Series
                                  JNL Global Equities Series
                                  JNL/Alger Growth Series
                                  JNL/Eagle Core Equity Series
                                  JNL/Eagle SmallCap Equity Series
                                  JNL/Putnam Growth Series
                                  JNL/Putnam Value Equity Series
                                  PPM America/JNL Balanced Series
                                  PPM America/JNL Money Market Series
                                  Salomon Brothers/JNL Global Bond Series
                                  Salomon Brothers/JNL U.S. Government & Quality Bond Series
                                  T. Rowe Price/JNL Established Growth Series
                                  T. Rowe Price/JNL International Equity
                                  Investment Series
                                  T. Rowe Price/JNL Mid-Cap Growth Series

Please read this prospectus before investing, and keep it on file for future reference. It contains important information about the Perspective Plus Fixed and Variable Annuity that you ought to know before investing.
To learn more about the Perspective Plus Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information (SAI) dated January 2, 1998, by calling Jackson National at (800) 539-9034 or by writing Jackson National at: Annuity Service Center, 8055 East Tufts Avenue, Second Floor, Denver, Colorado 80237. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI is in this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE
                                JANUARY 2, 1998

TABLE OF CONTENTS

Key Facts...................................................      3
Fee Table...................................................      6
The Annuity Contract........................................     10
The Company.................................................     10
The Guaranteed Accounts.....................................     10
The Separate Account........................................     10
Investment Portfolios.......................................     11
Contract Charges............................................     11
Purchases...................................................     13
Transfers...................................................     14
Access to Your Money........................................     14
Income Payments (The Income Phase)..........................     15
Death Benefit...............................................     15
Taxes.......................................................     16
Other Information...........................................     18
Table of Contents of the Statement of Additional
  Information...............................................     20
Appendix A..................................................     21

KEY FACTS

Annuity Service Center:    1 (800) 539-9034
        Mail Address:      P.O. Box 378002, Denver, Colorado 80237-8002
        Delivery Address:  8055 East Tufts Avenue, Second Floor, Denver,
                           Colorado 80237

Home Office:               5901 Executive Drive, Lansing, Michigan 48911

The Annuity Contract       The fixed and variable annuity contract offered by
                           Jackson National provides a means for investing on a tax-deferred basis in the guaranteed accounts of Jackson National and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

                           The contract has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract. The amount of money you accumulate in your contract during the accumulation phase will determine the amount of income payments during the income phase.

Investment Options         You can put money into any or all of the guaranteed
                           accounts and/or the investment portfolios but you may not put your money in more than eighteen of the investment options during the life of your contract.

                           The guaranteed accounts offer an interest rate that is guaranteed by Jackson National. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National.

                           The investment portfolios purchase shares of series of mutual funds. These series are described in the attached JNL Series Trust prospectus. The value of the investment portfolios will vary in accordance with the investment performance of the series. You bear the investment risk under the contract for all amounts allocated to the investment portfolios.

Expenses The contract has insurance features and investment features, and there are costs related to each.

                           Jackson National makes a deduction for its insurance charges which is equal to 1.40% of the daily value of the contracts invested in the investment portfolios. During the accumulation phase, Jackson National deducts a $35 annual contract maintenance charge from your contract.

                           If you take your money out of the contract, Jackson National may assess a withdrawal charge. The withdrawal charge starts at 7% in the first year and declines 1% a year to 0% after 7 years.

Expenses (cont'd)          Jackson National may assess a state premium tax
                           charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

                           There are also investment charges which range from .75% to 1.25% of the average daily value of the series, depending on the series.

Purchases                  Under most circumstances, you can buy a contract for
                           $5,000 or more ($2,000 or more for a qualified plan contract). You can add $500 ($50 under the automatic payment plan) or more at any time during the accumulation phase.

Access to Your Money       You can take money out of your contract during the
                           accumulation phase. At any time during the accumulation phase, you may withdraw premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn). Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn). Withdrawals in excess of that will be charged a withdrawal charge. You may also have to pay income tax and a tax penalty on any money you take out.

Income Payments            If you want to receive regular income from your
                           annuity, you can choose one of four options: (1)
                           monthly payments for the annuitant's life; (2) monthly payments for the annuitant's life and the life of another person (usually the annuitant's spouse); (3) monthly payments for the annuitant's life, but with payments continuing to you or your designated beneficiary for 10 or 20 years if the annuitant dies before the end of the selected period;
                           and (4) payments for a period of 5 to 30 years.

                           During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the guaranteed accounts, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down. If you choose a variable income option, you may make transfers between investment portfolios but you may not make transfers in to or out of the guaranteed accounts.

Death Benefit              If you die before moving to the income phase, the
                           person you have chosen as your beneficiary will receive a death benefit. The death benefit equals:
                           (a) current contract value OR (b) the total premiums
                           (less withdrawals, withdrawal charges and premium taxes) compounded annually at 5% (4% if you are over age 70 at the date of issue) OR (c) the contract value at the end of the 7th contract year PLUS all premiums made since the 7th year (less withdrawals, withdrawal charges and premium taxes) compounded annually at 5% (4% if you are over age 70 at the date of issue) -- whichever is GREATEST. The death benefit under (c) will never exceed 250% of premiums paid, less partial withdrawals. The death benefit under (b) and (c) is not available in all states.

Free Look                  If you cancel your contract within twenty days after
                           receiving it (or whatever period is required in your state), Jackson National will return the amount your contract is worth on the day we receive your request.
                           This may be more or less than your original payment.
                           If required by law, Jackson National will return your premium.

Taxes The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

FEE TABLE

OWNER TRANSACTION EXPENSES

        Withdrawal Charge (as a percentage of premium payments):
        Years Since Premium Payment                           0        1        2        3        4        5        6       7+
        Charge                                                7%       6%       5%       4%       3%       2%       1%       0%

        Transfer Fee:
        No charge for first 15 transfers in a contract year; thereafter, the fee is $25 per transfer.

        Contract Maintenance Charge:
        $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

       Mortality and Expense Risk
       Charges                           1.25%
       Administration Charge              .15%
                                         ----
       Total Separate Account Annual
       Expenses                          1.40%

SERIES EXPENSES
(as an annual percentage of the average net assets of the series underlying an investment portfolio)

                                                                           Other Expenses   Total Series
                                                              Management       (After          Annual
                      JNL Series Trust                           Fee       Reimbursement)     Expenses
--------------------------------------------------------------------------------------------------------
JNL Aggressive Growth Series................................     .95%           .15%           1.10%
JNL Capital Growth Series...................................     .95%           .15%           1.10%
JNL Global Equities Series..................................    1.00%           .15%           1.15%
JNL/Alger Growth Series.....................................     .975%          .15%           1.125%
JNL/Eagle Core Equity Series................................     .90%           .15%*          1.05%
JNL/Eagle SmallCap Equity Series............................     .95%           .15%*          1.10%
JNL/Putnam Growth Series **.................................     .90%           .15%           1.05%
JNL/Putnam Value Equity Series **...........................     .90%           .15%           1.05%
PPM America/JNL Balanced Series **..........................     .75%           .15%            .90%
PPM America/JNL Money Market Series.........................     .60%           .15%            .75%
Salomon Brothers/JNL Global Bond Series.....................     .85%           .15%           1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%           .15%            .85%
T. Rowe Price/JNL Established Growth Series.................     .85%           .15%           1.00%
T. Rowe Price/JNL International Equity Investment Series....    1.10%           .15%           1.25%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%           .15%           1.10%
--------------------------------------------------------------------------------------------------------

 * The JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series commenced operations on September 16, 1996. Estimated expenses for the first fiscal year of operation are shown. Actual expenses may be greater or lesser than those shown.

** Prior to May 1, 1997, the management fee for the JNL/Putnam Growth Series was
 .90%, the management fee for the JNL/Putnam Value Equity Series was .75%, and the management fee for the PPM America/JNL Balanced Series was .90%.

Currently, the adviser voluntarily reimburses each of the Series for annual expenses (excluding management fees) in excess of .15% of average daily net assets. Prior to reimbursement, total series annual expenses as a percentage of net assets for the period ended December 31, 1996, were: JNL Aggressive Growth Series -- 1.40%; JNL Capital Growth Series -- 1.27%; JNL Global Equities Series -- 1.63%; JNL/Alger Growth Series -- 1.19%; JNL/Putnam Growth Series -- 1.27%; JNL/Putnam Value Equity Series -- 1.53%; PPM America/JNL Balanced Series -- 1.22%; PPM America/JNL Money Market Series -- .85%; Salomon Brothers/JNL Global Bond Series -- 1.44%; Salomon Brothers/JNL U.S. Government & Quality Bond Series -- 1.37%; T. Rowe Price/JNL Established Growth Series -- 1.11%; T. Rowe Price/JNL International Equity Investment Series -- 1.29%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 1.14%; and are expected to be: JNL/Eagle Core Equity Series -- 4.57% and JNL/Eagle SmallCap Equity Series -- 4.77%. Voluntary reimbursements to these Series may be modified or discontinued at any time.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:
(a) upon surrender at the end of each time period;
(b) if the contract is not surrendered or is annuitized after the first year.

--------------------------------------------------------------------------------Time-Periods----------
                                                                        1        3        5       10
                                                                       year    years    years    years
------------------------------------------------------------------------------------------------------
JNL Aggressive Growth Portfolio.............................    (a)    $96     $129     $165     $288
                                                                (b)     26       79      135      288
JNL Capital Growth Portfolio................................    (a)     96      129      165      288
                                                                (b)     26       79      135      288
JNL Global Equities Portfolio...............................    (a)     96      131      168      293
                                                                (b)     26       81      138      293
JNL/Alger Growth Portfolio..................................    (a)     96      130      167      291
                                                                (b)     26       80      137      291
JNL/Eagle Core Equity Portfolio.............................    (a)     95      128      163      283
                                                                (b)     25       78      133      283
JNL/Eagle SmallCap Equity Portfolio.........................    (a)     96      129      165      288
                                                                (b)     26       79      135      288
JNL/Putnam Growth Portfolio.................................    (a)     95      128      163      283
                                                                (b)     25       78      133      283
JNL/Putnam Value Equity Portfolio...........................    (a)     95      128      163      283
                                                                (b)     25       78      133      283
PPM America/JNL Balanced Portfolio..........................    (1)     94      123      155      268
                                                                (b)     24       73      125      268
PPM America/JNL Money Market Portfolio......................    (a)     92      119      148      253
                                                                (b)     22       69      118      253
Salomon Brothers/JNL Global Bond Portfolio..................    (a)     95      126      160      278
                                                                (b)     25       76      130      278
Salomon Brothers/JNL U.S. Government & Quality Bond
  Portfolio.................................................    (a)     93      122      153      263
                                                                (b)     23       72      123      263
T. Rowe Price/JNL Established Growth Portfolio..............    (a)     95      126      160      278
                                                                (b)     25       76      130      278
T. Rowe Price/JNL International Equity Investment
  Portfolio.................................................    (a)     97      134      173      303
                                                                (b)     27       84      143      303
T. Rowe Price/JNL Mid-Cap Growth Portfolio..................    (a)     96      129      165      288
                                                                (b)     26       79      135      288
------------------------------------------------------------------------------------------------------

EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment portfolios.

A withdrawal charge is imposed on income payments which occur within one year of the date the contract is issued.

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL STATEMENTS

An accumulation unit value history is contained in Appendix A.

The full financial statements of the Separate Account for the period ended September 30, 1997, and the year ended December 31, 1996; the financial statements of Jackson National for the years ended December 31, 1996, and December 31, 1995; and the applicable auditor's reports thereon are contained in the SAI.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National is a contract between you, the owner, and Jackson National Life Insurance Company, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment portfolios. The investment portfolios are designed to offer a higher return than the guaranteed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment portfolios, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment portfolios you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment portfolios you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National will not be bound until we receive written notice of the assignment.

THE COMPANY

Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential Corporation plc (London, England).

THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The Jackson National Separate Account -- I was established by Jackson National on June 14, 1993, pursuant to the provisions of Michigan law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National and the obligations under the contracts are obligations of Jackson National. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National may issue.

The separate account is divided into investment portfolios. Jackson National does not guarantee the investment performance of the separate account or the investment portfolios.

INVESTMENT PORTFOLIOS

You can put money in any or all of the investment portfolios. The investment portfolios purchase shares of the following series of the JNL Series Trust:

JNL Aggressive Growth Series
JNL Capital Growth Series
JNL Global Equities Series
JNL/Alger Growth Series
JNL/Eagle Core Equity Series
JNL/Eagle SmallCap Equity Series
JNL/Putnam Growth Series*
JNL/Putnam Value Equity Series*
PPM America/JNL Balanced Series*
PPM America/JNL Money Market Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price/JNL International Equity Investment Series
T. Rowe Price/JNL Mid-Cap Growth Series

* Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

The series are described in the attached JNL Series Trust prospectus. Jackson National Financial Services, Inc. serves as investment adviser for all of the series. Janus Capital Corporation serves as sub-adviser for the JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series; Fred Alger Management, Inc. serves as sub-adviser for the JNL/Alger Growth Series; Eagle Asset Management, Inc. serves as sub-adviser for the JNL/Eagle Core Equity and JNL/Eagle SmallCap Equity Series; Putnam Investment Management, Inc. serves as sub-adviser for the JNL/Putnam Growth and JNL/Putnam Value Equity Series (prior to May 1, 1997, the sub-adviser for the JNL/Putnam Growth Series was Phoenix Investment Counsel, Inc. and the sub-adviser for the JNL/Putnam Value Equity Series was PPM America, Inc.); PPM America, Inc. serves as sub-adviser for the PPM America/JNL Balanced and PPM America/JNL Money Market Series (prior to May 1, 1997, the sub-adviser for the PPM America/JNL Balanced Series was Phoenix Investment Counsel, Inc.); Salomon Brothers Asset Management Inc serves as sub-adviser for the Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

Depending on market conditions, you can make or lose money in any of the investment portfolios. You should read the prospectus for the series carefully before investing. Additional investment portfolios may be available in the future.

Voting Rights

To the extent required by law, Jackson National will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National receives instructions, we will vote all the shares Jackson National owns in proportion to those instructions.

Substitution

Jackson National may be required to substitute an investment portfolio with another portfolio. We will not do this without the prior approval of the SEC. Jackson National will give you notice of our intent to do this.

CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

Insurance Charges

Each day Jackson National makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.40% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National.

Contract Maintenance Charge

During the accumulation phase, Jackson National deducts a $35 ($30 in Washington) annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National may discontinue this practice at any time.

Transfer Fee

A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Withdrawal Charge

During the accumulation phase, you can make withdrawals from your contract. At any time during the accumulation phase, you may withdraw premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn). Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn). Withdrawals in excess of that will be charged a withdrawal charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Jackson National does not assess the withdrawal charge on any payments paid out as (1) income payments after the first year, (2) death benefits or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code. Withdrawals for terminal illness or other specified conditions as defined by Jackson National may not be subject to a withdrawal charge. These provisions are not available in all states.

Jackson National may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National and a prospective purchaser. Jackson National will not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National or any of its affiliates.

Other Expenses

Jackson National pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached JNL Series Trust prospectus.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

Income Taxes

Jackson National will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

Distribution of Contracts

Jackson National Financial Services, Inc., a wholly-owned subsidiary of Jackson National, is located at 5901 Executive Drive, Lansing, Michigan 48911 and serves as the distributor of the contracts.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National may pay persistency bonuses, in addition to the standard commissions. Jackson National may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.

PURCHASES

You can buy a contract for $5,000 or more under most circumstances ($2,000 or more for a qualified plan contract). The maximum we accept without our prior approval is $1 million.

You can add $500 ($50 under the automatic payment plan) at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment portfolio is $100. There is a $100 minimum balance requirement for each guaranteed account and investment portfolio.

When you purchase a contract, Jackson National will allocate your premium to one or more of the guaranteed accounts and/or the investment portfolios you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen investment options available under the contract; however, you may not allocate your money to more than eighteen investment options during the life of your contract.

Jackson National will issue your contract and allocate your first premium within 2 business days after we receive your complete application and first premium. If your application is not complete, we will contact you to get the necessary information. If for some reason Jackson National is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the necessary information.

The Jackson National business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Accumulation Units

The contract value allocated to the investment portfolios will go up or down depending on the performance of the portfolios. In order to keep track of the value of your contract, Jackson National uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National determines the value of an accumulation unit for each of the investment portfolios. This is done by:

     1. determining the total amount of money invested in the particular investment portfolio;

     2. subtracting any insurance charges;

     3. dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National's business day by dividing the amount of the premium allocated to any investment portfolio by the value of the accumulation unit for that investment portfolio.

TRANSFERS

You can transfer money between guaranteed accounts and investment portfolios during the accumulation phase. During the income phase, you can transfer money between investment portfolios.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment portfolio would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

Telephone Transactions

If you elect the telephone transfer privilege on your application, you may make transfers by telephone. You must complete your telephone call authorizing a transfer by the close of Jackson National's business day in order to receive that day's value for an accumulation unit of an investment portfolio.

Jackson National has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract: (1) by making either a partial or complete withdrawal or (2) by electing to receive income payments. Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any premium tax, less any contract maintenance charge, and less any withdrawal charge. Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment portfolio from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment portfolio.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from a qualified plan referred to as a 403(b) annuity. See "Taxes."

Systematic Withdrawal Program

You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive and withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension of Withdrawals

Jackson National may be required to suspend or delay withdrawals from a contract when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. trading on the New York Stock Exchange is restricted;

     3. an emergency exists so that it is not reasonably practicable to dispose of shares of the investment portfolios or determine investment portfolio values;

     4. the SEC, by order, may permit for the protection of owners.

Jackson National has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law). Jackson National will assess a withdrawal charge on income payments which occur within one year of the date the contract is issued.

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment portfolios or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon three things: 1) the value of your contract in the investment portfolio(s) on the income date, 2) the 3% assumed investment rate used in the annuity table for the contract, and 3) the performance of the investment portfolios you selected. If the actual performance exceeds the 3% assumed rate, your income payments will increase. Similarly, if the actual rate is less than 3%, your income payments will decrease.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson National may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, Jackson National may set the frequency of payments so that the first payment would be at least $50.

Income Options

The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.)

OPTION 1 -- Life Income. This income option provides monthly payments for your life.

OPTION 2 -- Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

OPTION 3 -- Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for your life, but with payments continuing to your beneficiary for the remainder of 10 or 20 years (as you select) if you die before the end of the selected period.

OPTION 4 -- Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30.

ADDITIONAL OPTIONS -- Other income options may be made available by Jackson National.

If you choose an income option for which payments are based on life expectancy, you cannot make a withdrawal during the income phase.

DEATH BENEFIT

Death of Owner Before the Income Date

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. Joint owners must be spouses. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary.

The death benefit equals: (a) current contract value OR (b) the total premiums (less withdrawals, withdrawal charges and premium taxes) compounded at 5%* OR
(c) the contract value at the end of the 7th contract year PLUS all premiums made since the 7th year (less withdrawals, withdrawal charges and premium taxes) compounded at 5%* -- whichever is GREATEST. The death benefit under (c) will never exceed 250% of premiums paid, less partial withdrawals. The death benefit under (b) and (c) may not be available in all states.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

Death of Owner After the Income Date

If you or a joint owner die after moving to the income phase, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

Death of Annuitant

If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies after the income date, the death benefit, if any, will be as provided for in the income option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

THE FOLLOWING IS GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

Non-Qualified Contracts -- General Taxation

You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income

---------------
* (4% if the owner is over age 70 at the date of issue) payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your premium are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

Withdrawals -- Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Withdrawals -- Qualified Contracts

There are special rules that govern qualified contracts. We have provided additional discussion in the Statement of Additional Information.

Withdrawals -- Tax-Sheltered Annuities

The Code limits the withdrawal of premiums from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals -- Roth IRAs

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.

Withdrawals -- Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser financial planner fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment fees will be considered distributions from the contract.

Restrictions Under the Texas Optional Retirement Program (ORP)

Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 year or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

Assignment

An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National would be considered the owner of the shares of the investment portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios from which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

Dollar Cost Averaging

You can arrange to automatically have a regular amount of money periodically transferred into the investment portfolios. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase.

To participate in this program, you must have a total contract value of at least $15,000 (unless we waive this requirement).

Jackson National does not currently charge for participation in this program. We may do so in the future.

Rebalancing

You can arrange to have Jackson National automatically reallocate money between investment portfolios periodically to keep the blend you select.

Jackson National does not currently charge for participation in this program. We may do so in the future.

Free Look

If you cancel the contract within twenty days after receiving it (or whatever period is required in your state), Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson National will return your premium.

Advertising

From time to time, Jackson National may advertise several types of performance for the investment portfolios. Total return is the overall change in the value of an investment in an investment portfolio over a given period of time. Standardized average annual total return is calculated in accordance with SEC guidelines. Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

If a series has been in existence for a longer period than the investment portfolio, performance will be based upon the period quoted.

Market Timing and Asset Allocation Services

Market timing and asset allocation services offered by third parties must comply with Jackson National's administrative systems, rules and procedures.

Modification of the Contract

Only the President, Vice President, Secretary or Assistant Secretary of Jackson National may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National.

Legal Proceedings

There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National Life Insurance Company, Jackson National Financial Services, Inc., and the Jackson National Separate Account -- I are parties.

Questions

If you have questions about your contract, you may call us at (800) 539-9034, or write to us at: Jackson National Life Annuity Service Center, 8055 E. Tufts Avenue, Second Floor, Denver, Colorado 80237.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History.............................    2
Services....................................................    2
Purchase of Securities Being Offered........................    2
Underwriters................................................    2
Calculation of Performance..................................    3
Additional Tax Information..................................    7
Income Payments; Net Investment Factor......................   15
Financial Statements........................................   17

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each portfolio as of September 30, 1997, December 31, 1996, and December 31, 1995. This information has been taken from the Separate Account's financial statements. The Separate Account's financial statements for the periods ended December 31, 1996, and December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.

-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
JNL Aggressive Growth
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.95         $10.20        $10.00
  End of period              $13.79         $11.95        $10.20
 Accumulation units
  outstanding at the
  end of period           4,815,480      2,355,530         4,008
JNL Capital Growth
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.87         $10.34        $10.00
  End of period              $13.25         $11.87        $10.34
 Accumulation units
  outstanding at the
  end of period           4,900,267      2,985,668         1,587
JNL Global Equities
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $13.57         $10.48        $10.00
  End of period              $16.71         $13.57        $10.48
 Accumulation units
  outstanding at the
  end of period           8,138,352      3,090,234         4,778

-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
JNL/Alger Growth
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.11          $9.93        $10.00
  End of period              $14.34         $11.11         $9.93
 Accumulation units
  outstanding at the
  end of period           5,158,975      3,310,810        12,285
JNL/Eagle Core Equity
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $10.52         $10.00           N/A(b)
  End of period              $13.38         $10.52           N/A(b)
 Accumulation units
  outstanding at the
  end of period             651,921         84,895           N/A(b)
JNL/Eagle SmallCap
  Equity Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.12         $10.00           N/A(b)
  End of period              $15.39         $11.12           N/A(b)
 Accumulation units
  outstanding at the
  end of period             690,712         71,014           N/A(b)

(a) The Separate Account commenced operation on October 16, 1995.
(b) The JNL/Eagle Core Equity Portfolio and the JNL/Eagle SmallCap Equity Portfolio commenced operations on
    September 16, 1996.
(c) Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and the management fee was .90%, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and the management fee was .75%; and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment
    Counsel Balanced Series and the management fee was .90%

JNL/Putnam Growth
  Portfolio(c)
 Accumulation unit
  value:
-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
  Beginning of period        $13.22         $10.58        $10.00
  End of period              $15.43         $13.22        $10.58
 Accumulation units
  outstanding at the
  end of period           4,323,083      1,682,604           571
JNL/Putnam Value
  Equity Portfolio(c)
 Accumulation unit
  value:
  Beginning of period        $12.98         $10.59        $10.00
  End of period              $15.69         $12.98        $10.59
 Accumulation units
  outstanding at the
  end of the period       5,099,068      1,330,288         3,944
PPM America/JNL
  Balanced
  Portfolio(c)
 Accumulation unit
  value:
  Beginning of period        $11.29         $10.34        $10.00
  End of period              $12.94         $11.29        $10.34
 Accumulation units
  outstanding at the
  end of period           3,846,253      2,120,529        12,871
PPM America/JNL Money
  Market Portfolio
 Accumulation unit
  value:
  Beginning of period        $10.37         $10.03        $10.00
  End of period              $10.65         $10.37        $10.03
 Accumulation units
  outstanding at the
  end of period           3,111,164      2,193,176        14,608
Salomon Brothers/JNL
  Global Bond
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.74         $10.41        $10.00
  End of period              $12.72         $11.74        $10.41
 Accumulation units

-------------------------------------------------------------------
                        SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
      PORTFOLIOS            1997            1996         1995(A)
-------------------------------------------------------------------
  outstanding at the
  end of the period       2,236,757        911,885         3,128
Salomon Brothers/JNL
  U.S. Government &
  Quality Bond
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $10.33         $10.21        $10.00
  End of period              $10.81         $10.33        $10.21
 Accumulation units
  outstanding at the
  end of period           1,611,680        902,055         1,275
T. Rowe Price/JNL
  Established
 Growth Portfolio
 Accumulation unit
  value:
  Beginning of period        $12.53         $10.36        $10.00
  End of period              $15.59         $12.53        $10.36
 Accumulation units
  outstanding at the
  end of period           6,170,389      2,500,896        10,564
T. Rowe Price/JNL
  International
Equity Investment
  Portfolio
 Accumulation unit
  value:
  Beginning of period        $11.78         $10.49        $10.00
  End of period              $12.95         $11.78         10.49
 Accumulation units
  outstanding at the
  end of period           4,028,438      2,039,430         3,096
T. Rowe Price/JNL
  Mid-Cap
Growth Portfolio
 Accumulation unit
  value:
  Beginning of period        $12.59         $10.37        $10.00
  End of period              $14.76         $12.59        $10.37
 Accumulation units
  outstanding at the
  end of period           7,149,711      3,585,051         5,120

(a) The Separate Account commenced operation on October 16, 1995.
(b) The JNL/Eagle Core Equity Portfolio and the JNL/Eagle SmallCap Equity Portfolio commenced operations on
    September 16, 1996.
(c) Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and the management fee was .90%, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and the management fee was .75%; and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment
    Counsel Balanced Series and the management fee was .90%

                      STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 2, 1998



            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
              ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT - I
                   OF JACKSON NATIONAL LIFE INSURANCE COMPANY



     This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated January 2, 1998. The Prospectus may be obtained from Jackson National Life Insurance Company by writing P. O. Box 30389, Lansing, MI 48909-7889, or calling 1-800-766-4683.





                               TABLE OF CONTENTS
                                                                      PAGE

General Information and History.........................................2
Services................................................................2
Purchase of Securities Being Offered....................................2
Underwriters............................................................2
Calculation of Performance..............................................3
Additional Tax Information..............................................7
Income Payments; Net Investment Factor.................................15
Financial Statements...................................................17

GENERAL INFORMATION AND HISTORY

     Jackson National Separate Account - I (Separate Account) is a separate investment account of Jackson National Life Insurance Company (Jackson National). Jackson National is a wholly-owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential Corporation plc, London, England the largest life insurance company in the United Kingdom.

SERVICES

     Jackson National has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

     Jackson National is also the custodian of the assets of the Separate Account. As custodian, we maintain a record of all purchases and redemptions of shares of the series underlying the investment portfolios.

     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits and reports on Jackson National's financial statements, including the financial statements of the Separate Account, and performs other professional accounting, auditing and advisory services when engaged to do so by Jackson National.

     Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating the federal securities and income tax laws in connection with the contracts described in the Prospectus.

PURCHASE OF SECURITIES BEING OFFERED

     The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

UNDERWRITERS

     The contracts are offered continuously and are distributed by Jackson National Financial Services, Inc. (JNFSI), 5901 Executive Drive, Lansing, Michigan 48911. JNFSI is a subsidiary of Jackson National.

CALCULATION OF PERFORMANCE

     When Jackson National advertises performance for an investment portfolio (except the PPM America/JNL Money Market Portfolio), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission. Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an investment portfolio at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized total return is annualized and reflects the deduction of the insurance charges and the contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states. The standardized average annual total returns for each investment portfolio (except the PPM America/JNL Money Market Portfolio) for the periods indicated are as follows:

                                                                 Date of Initial
                                                                 Investment in
                                              One Year           Corresponding
                                             Period Ended          Series to
                                             September 30,        September 30,
                                                 1997                 1997
                                             ------------       ---------------
JNL Aggressive Growth Portfolio                 8.63%                15.83%
JNL Capital Growth Portfolio                   -1.59%                13.69%
JNL Global Equities Portfolio                  21.86%                28.74%

JNL/Alger Growth Portfolio                     25.70%                18.30%
JNL/Eagle Core Equity Portfolio                27.27                 26.84%*

JNL/Eagle SmallCap Equity Portfolio            46.48                 46.88%*

JNL/Putnam Growth  Portfolio                   13.53%                23.52%
JNL/Putnam Value Equity Portfolio              24.61%                24.29%

PPM America/JNL Balanced Portfolio                               11.71%  11.75%
PPM America/JNL High Yield Bond Portfolio                         9.50%  10.16%
Salomon Brothers/JNL Global Bond Portfolio                        3.96%  10.82%
Salomon Brothers/JNL U.S. Government & Quality
  Bond Portfolio                                                 -0.15%   1.10%
T. Rowe Price/JNL Established Growth Portfolio                   24.06%  23.81%

T. Rowe Price/JNL International Equity Investment Portfolio       6.69%  11.86%
T. Rowe Price/JNL Mid-Cap Growth Portfolio                       14.34%  20.27%

*Not Annualized.

     Prior to May 1, 1997, the PPM America/JNL Balanced Portfolio was the JNL/Phoenix Investment Counsel Balanced Portfolio and the corresponding series was sub-advised by Phoenix Investment Counsel, Inc., the JNL/Putnam Growth Portfolio was the JNL/Phoenix Investment Counsel Growth Portfolio and the corresponding series was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Phoenix Value Equity Portfolio was the PPM America/JNL Value Equity Portfolio and the corresponding series was sub-advised by PPM America, Inc.

     Jackson National may also advertise non-standardized total return. Nonstandardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return. Because the contract is designed for long term investment, non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be advertised. Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical contract. The non-standardized total returns that each investment portfolio (except the PPM America/JNL Money Market Portfolio) would have achieved if it had been invested in the corresponding series for the periods indicated, calculated in a manner similar to standardized average annual total return but assuming a hypothetical initial investment of $10,000, deducting a maximum $35 contract maintenance charge, and without deducting the withdrawal charge, are as follows:

                                                        One Year Commencement


                                                                         of Operations of
                                                                           Corresponding
                                                     Period Ended           Series to
                                                     September 30,          September 30,
                                                       1997                    1997
                                                     ------------         ---------------
JNL Aggressive Growth Portfolio*                        16.30%                23.89%
JNL Capital Growth Portfolio*                            6.24%                24.98%
JNL Global Equities Portfolio*                          29.72%                34.99%
JNL/Alger Growth Portfolio**                            33.43%                19.42%
JNL/Eagle Core Equity Portfolio***                      34.67%                33.41%
JNL/Eagle SmallCap Equity Portfolio***                  53.79%                56.03%
JNL/ Putnam Growth  Portfolio*                          21.03%                29.24%
JNL/ Putnam Value Equity  Portfolio*                    32.03%                27.99%
PPM America/JNL Balanced Portfolio                      19.06%                16.31%
PPM America/JNL High Yield Bond Portfolio*              16.57%                11.91%
Salomon Brothers/JNL Global Bond Portfolio*             11.16%                11.59%
Salomon Brothers/JNL U.S. Government & Quality
 Bond Portfolio*                                        6.99%                 4.97%
T. Rowe Price/JNL Established Growth Portfolio*         31.71%                28.31%
T. Rowe Price/JNL International Equity
  Investment Portfolio*                                 14.22%                12.09%
T. Rowe Price/JNL Mid-Cap Growth Portfolio*             22.31%                28.79%

*  Corresponding series commenced operations on May 15, 1995.
** Corresponding series commenced operations on October 16, 1995.
***Corresponding series commenced operations on September 16, 1996.

     Prior to May 1, 1997, the PPM America/JNL Balanced Portfolio was the JNL/Phoenix Investment Counsel Balanced Portfolio and the corresponding series was sub-advised by Phoenix Investment Counsel, Inc., the JNL/Putnam Growth Portfolio was the JNL/Phoenix Investment Counsel Growth Portfolio and the corresponding series was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Phoenix Value Equity Portfolio was the PPM America/JNL Value Equity Portfolio and the corresponding series was sub-advised by PPM America, Inc.

     Standardized total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized total return quotations and nonstandardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the investment portfolio has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series has been in existence for longer than the investment portfolio, the nonstandardized total return quotations will show the investment performance the investment partfolio would have achieved (reduced by the applicable charges) had it been held in the series for the period quoted.

     Quotations of standardized total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance.
Factors affecting the performance of a series include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a contract may be more or less than original cost.

     Jackson National may advertise the current annualized yield for a 30-day period for the PPM America/JNL Balanced Portfolio, the PPM America/JNL High Yield Bond Portfolio, the Salomon Brothers/JNL Global Bond Portfolio and the Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio. The annualized yield of an investment portfolio refers to the income generated by the investment portfolio over a specified 30-day period. Because this yield is annualized, the yield generated by an investment portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:
                  a-b       6
     YIELD = 2[( ------ + 1)  - 1]
                   cd



Where:

   a    = net investment income earned during the period by the series attributable to shares owned by the investment portfolio.
   b    = expenses for the investment portfolio accrued for the period (net of reimbursements).

   c    = the average daily number of accumulation units outstanding during the period.
   d    = the maximum offering price per accumulation unit on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all contracts.

     The yield for the 30-day period ended September 30, 1997 for each of the above-referenced investment portfolios is as follows:


PPM America/JNL  Balanced Portfolio                            1.22%
PPM America/JNL High Yield Bond Portfolio                      6.50%
Salomon Brothers/JNL Global Bond Portfolio                     5.93%
Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio  4.51%

     Prior to May 1, 1997, the PPM America/JNL Balanced Portfolio was the JNL/Phoenix Investment Counsel Balanced Portfolio and the corresponding series was sub-advised by Phoenix Investment Counsel, Inc.

     Because of the charges and deductions imposed by the Separate Account, the yield for an investment portfolio will be lower than the yield for the corresponding series. The yield on amounts held in the investment portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An investment portfolio's actual yield will be affected by the types and quality of portfolio securities held by the series and the series operating expenses.

     Any current yield quotations of the PPM America/JNL Money Market Portfolio, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Portfolio's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Portfolio. The PPM America/JNL Money Market Portfolio's yield and effective yield for the seven day period ended September 30, 1997 were 3.56% and 3.65%, respectively.

     The PPM America/JNL Money Market Portfolio's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series' portfolio, portfolio quality and average maturity, changes in interest rates, and the series' expenses. Although the investment portfolio determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series' Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a contract owner's investment in the PPM America/JNL Money Market Portfolio nor that Portfolio's investment in the PPM America/JNL Money Market Series, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

ADDITIONAL TAX INFORMATION

     NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

General

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial withdrawal, federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract

(adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equal the investment in the contract) are fully taxable.
The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions.

     Jackson National is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National and its operations form a part of Jackson National.

Withholding Tax on Distributions

     The Code generally requires Jackson National (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under
Section 403(b) of the Code (other than (1) a series of substantially equal payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; and (2) minimum distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

Diversification -- Separate Account Investments

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     Jackson National intends that each series of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

     Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

     An assignment or pledge of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

Qualified Plans

     The contracts offered by this Prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan.

Tax Treatment of Withdrawals

Non-Qualified Plans

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate Premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

Qualified Plans

     In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R.
10 and Corporate Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities) and 408(b) (IRAs). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order;
(7) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner or annuitant (as applicable) and his or her spouse and dependents if the contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the contract owner or annuitant (as applicable) has been re-employed for at least 60 days.
(8) distributions from an Individual Retirement Annuity made to the owner to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner for the taxable year; and (9) distributions from an Individual Retirement Annuity made to the owner which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and
(6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

     The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another qualified plan or an IRA, or an individual retirement account described in section 408(a) of the Code.
plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

     Generally, distributions from a qualified plan generally must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age

70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Types of Qualified Plans

     The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this Prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified plan contracts.

      (a) H.R. 10 Plans

           Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (b) Tax-Sheltered Annuities

           Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (c) Individual Retirement Annuities


            Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which may be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.




      (d) Corporate Pension and Profit-Sharing Plans

           Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (e) Non-Qualified Deferred Compensation Plans -- Section 457

           Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan.

      (f) Roth IRAs

           Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth
      IRA are limited to $2,000 per year. This limitation is phased out for adjusted gross income between a $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $15,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

           Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as qualified first-time home purchase, subject to
      $10,000   lifetime maximum, for the individual, a spouse, child,
      grandchild, or ancestor.


           An individual may make ar rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. For rollovers in 1998, the individual may pay that tax ratably in 1998 and over the succeeding three years. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

INCOME PAYMENTS; NET INVESTMENT FACTOR

     See "Income Payments (The Income Phase)" in the Prospectus.

     The net investment factor is an index applied to measure the net investment performance of an investment portfolio from one valuation date to the next. Since the net investment factor may be greater or less than or equal to one, and the factor that offsets the 3% investment rate assumed is slightly less than one, the value of an annuity unit (which changes with the product of that factor) and the net investment may increase, decrease or remain the same.

     The net investment factor for any investment portfolio for any valuation period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

     (a) is the net result of:

            (1) the net asset value of a series share held in the investment portfolio determined as of the valuation date at the end of the valuation period, plus

            (2) the per share amount of any dividend or other distribution declared by the series if the "ex-dividend" date occurs during the valuation period, plus or minus

            (3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson National during the valuation period which are determined by Jackson National to be attributable to the operation of the investment portfolio (no federal income taxes are applicable under present law );

     (b) is the net asset value of the series share held in the investment portfolio determined as of the valuation date at the end of the preceding valuation period; and

     (c) is the asset charge factor determined by Jackson National for the valuation period to reflect the charges for assuming the mortality and expense risks and the administration charge.

                   JACKSON NATIONAL LIFE INSURANCE COMPANY

               [JACKSON NATIONAL LIFE INSURANCE COMPANY LOGO]

















                              SEPARATE ACCOUNT - I
                              FINANCIAL STATEMENTS
                                  (UNAUDITED)


                               SEPTEMBER 30, 1997

JACKSON NATIONAL LIFE INSURANCE COMPANY

INDEX TO FINANCIAL STATEMENTS, SEPARATE ACCOUNT - I
SEPTEMBER 30, 1997





                   Statement of Assets and Liabilities    2-3


                   Statement of Operations                4-5


                   Statements of Changes in Net Assets   6-10


                   Schedule of Investments                 11


                   Notes to Financial Statements        12-21

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                Statement of Assets and Liabilities (Unaudited)
                               September 30, 1997






                                                                        PORTFOLIOS
                                            ------------------------------------------------------------------------
                                               JNL                  JNL                 JNL
                                            AGGRESSIVE            CAPITAL              GLOBAL              JNL/ALGER
                                             GROWTH               GROWTH              EQUITIES              GROWTH
                                             ------               ------              --------              ------
ASSETS:
Investments in JNL Series Trust,
  at market value
(See Schedule of Investments)............. $66,421,744          $64,917,102         $135,980,117          $73,986,052
Due from Jackson National Life
  Insurance Company.......................      51,583               11,289              488,901              225,783
Receivable for investments sold...........     109,561               49,369               56,040                9,624
                                           -----------          -----------         ------------          -----------
  Total Assets............................  66,582,888           64,977,760          136,525,058           74,221,459
LIABILITIES:
Payable for investments purchased               51,583               11,289              488,901              225,783
Due to Jackson National Life
  Insurance Company.......................     109,561               49,369               56,040                9,624
                                           -----------          -----------         ------------          -----------
Total Liabilities.........................     161,144               60,658              544,941              235,407
                                           -----------          -----------         ------------          -----------
NET ASSETS................................ $66,421,744          $64,917,102         $135,980,117          $73,986,052
                                           ===========          ===========         ============          ===========
TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding...............   4,815,480            4,900,267            8,138,352            5,158,975
                                           ===========          ===========         ============          ===========
Unit value (net assets divided by
units outstanding)........................ $     13.79          $     13.25         $      16.71          $    $14.34
                                           ===========          ===========         ============          ===========

                                                                  PORTFOLIOS
                                             ----------------------------------------------------
                                             JNL/EAGLE             JNL/EAGLE
                                               CORE                SMALLCAP            JNL/PUTNAM
                                              EQUITY                EQUITY               GROWTH
                                              ------               -------               ------
ASSETS:
Investments in JNL Series Trust,
  at market value
(See Schedule of Investments).............. $ 8,725,442          $10,628,808          $66,708,908
Due from Jackson National Life
  Insurance Company........................      72,342               60,792              206,415
Receivable for investments sold............         332                  405               47,974
                                            -----------          -----------          -----------
  Total Assets.............................   8,798,116           10,690,005           66,963,297
LIABILITIES:
Payable for investments purchased                72,342               60,792              206,415
Due to Jackson National Life
  Insurance Company........................         332                  405               47,974
                                            -----------          -----------          -----------
Total Liabilities..........................      72,674               61,197              254,389
                                            -----------          -----------          -----------

NET ASSETS................................. $ 8,725,442          $10,628,808          $66,708,908
                                            ===========          ===========          ===========
TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding................     651,921              690,712            4,323,083
                                            ===========          ===========          ===========
Unit value (net assets divided by
units outstanding)......................... $     13.38          $     15.39          $     15.43
                                            ===========          ===========          ===========







                 See accompanying Notes to Financial Statements


        ------------------------------------------------------------------------------------------------
                                                      PPM                  PPM
         JNL/PUTNAM              PPM              AMERICA/JNL          AMERICA/JNL            SALOMON
           VALUE             AMERICA/JNL          HIGH YIELD              MONEY            BROTHERS/JNL
           EQUITY              BALANCED               BOND                MARKET             GLOBAL BOND
           ------              --------               ----                ------             -----------
        $79,986,398          $49,759,235          $45,077,232          $33,121,157          $28,461,458
            288,489               31,491               31,833               36,044               30,626
              5,453                3,478                4,476                1,723                6,731
        -----------          -----------          -----------          -----------          -----------
         80,280,340           49,794,204           45,113,541           33,158,924           28,498,815



            288,489               31,491               31,833               36,044               30,626
              5,453                3,478                4,476                1,723                6,731
        -----------          -----------          -----------          -----------          -----------
            293,942               34,969               36,309               37,767               37,357
        -----------          -----------          -----------          -----------          -----------
        $79,986,398          $49,759,235          $45,077,232          $33,121,157          $28,461,458
        ===========          ===========          ===========          ===========          ===========
          5,099,068            3,846,253            3,593,849            3,111,164            2,236,757
        ===========          ===========          ===========          ===========          ===========
        $     15.69          $     12.94          $     12.54          $     10.65          $     12.72
        ===========          ===========          ===========          ===========          ===========

        ----------------------------------------------------------------------------
                                                    T. ROWE
           SALOMON            T. ROWE              PRICE/JNL             T. ROWE
         BROTHERS/JNL        PRICE/JNL            INTERNATIONAL          PRICE/JNL
        U.S. GOVERNMENT      ESTABLISHED             EQUITY               MID-CAP
        & QUALITY BOND        GROWTH               INVESTMENT             GROWTH
        ---------------      -----------             ----------        -------------
        $   17,428,926       $96,187,670          $  52,186,834        $ 105,536,769
        --------------       -----------          -------------        -------------
                 7,417           350,473                 35,313              127,104
                 3,739            10,031                  4,125              113,950
            17,440,082        96,548,174             52,226,272          105,777,823
                 7,417           350,473                 35,313              127,104
                 3,739            10,031                  4,125              113,950
                11,156           360,504                 39,438              241,054
        $   17,428,926       $96,187,670          $  52,186,834        $ 105,536,769
        ==============       ===========          =============        =============
             1,611,680         6,170,389              4,028,438            7,149,711

        ==============       ===========          =============        =============
        $        10.81       $     15.59          $       12.95               $14.76
        ==============       ===========          =============        =============

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                      Statement of Operations (Unaudited)
                  For the Nine Months Ended September 30, 1997



                                                                           PORTFOLIOS
                                       ---------------------------------------------------------------------------------------
                                             JNL               JNL               JNL                               JNL/EAGLE
                                          AGGRESSIVE         CAPITAL            GLOBAL          JNL/ALGER            CORE
                                            GROWTH            GROWTH           EQUITIES           GROWTH            EQUITY
                                            ------             ------          --------           ------            ------
NET REALIZED GAIN FROM SALES
OF INVESTMENTS
Proceeds from sales...............        $8,037,434        $9,372,275       $ 7,715,218       $ 7,627,676         $  170,433
Cost of investments sold..........         7,509,413         9,469,709         6,875,841         6,602,436            154,722
                                          ----------        ----------       -----------       -----------         ----------
Net realized gain from sales
of investments....................           528,021          (97,434)           839,377         1,025,240             15,711
NET UNREALIZED GAIN ON INVESTMENTS
Unrealized gain beginning of year.         1,151,235           375,378         2,911,351         2,302,486             12,728
Unrealized gain end of year.......         9,345,672         8,304,405        21,222,920        15,955,562          1,091,333
                                          ----------        ----------       -----------       -----------         ----------
Net unrealized gain on investments         8,194,437         7,929,027        18,311,569        13,653,076          1,078,605
                                          ----------        ----------       -----------       -----------         ----------
NET GAIN ON INVESTMENTS...........         8,722,458         7,831,593        19,150,946        14,678,316          1,094,316
EXPENSES:
Administrative charge.............            52,621            55,374            98,127            60,321              4,806
Mortality and expense charge......           438,513           461,452           817,720           502,671             40,052
                                          ----------        ----------       -----------       -----------         ----------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS...................        $8,231,324        $7,314,767       $18,235,099       $14,115,324         $1,049,458
                                          ==========        ==========       ===========       ===========         ==========

                                                    PORTFOLIOS
                                            ----------------------------
                                            JNL/EAGLE
                                             SMALLCAP         JNL/PUTNAM
                                              EQUITY            GROWTH
                                              ------            ------
NET REALIZED GAIN FROM SALES
OF INVESTMENTS
Proceeds from sales...............          $1,150,987        $4,581,613
Cost of investments sold..........           1,043,105         4,263,667
                                            ----------        ----------
Net realized gain from sales
of investments....................             107,882           317,946
NET UNREALIZED GAIN ON INVESTMENTS
Unrealized gain beginning of year.              48,839         1,086,316
Unrealized gain end of year.......           2,046,952         8,470,448
                                            ----------        ----------
Net unrealized gain on investments           1,998,113         7,384,132
                                            ----------        ----------
NET GAIN ON INVESTMENTS...........           2,105,995         7,702,078
EXPENSES:
Administrative charge.............               5,049            48,919
Mortality and expense charge......              42,074           407,655
                                            ----------        ----------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS...................          $2,058,872        $7,245,504
                                            ==========        ==========

                 See accompanying Notes to Financial Statements

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            T. ROWE
                                      PPM           PPM                      SALOMON         T. ROWE       PRICE/JNL       T. ROWE
   JNL/PUTNAM       PPM       AMERICA/JNL   AMERICA/JNL     SALOMON        BROTHERS/JNL     PRICE/JNL    INTERNATIONAL    PRICE/JNL
     VALUE      AMERICA/JNL    HIGH YIELD      MONEY      BROTHERS/JNL   U.S. GOVERNMENT   ESTABLISHED       EQUITY        MID-CAP
     EQUITY       BALANCED        BOND        MARKET      GLOBAL BOND     & QUALITY BOND      GROWTH       INVESTMENT       GROWTH
-------------   -----------   -----------   -----------   ------------   ---------------   -----------   -------------   -----------
$   3,375,226   $ 3,594,525   $ 4,336,754   $53,812,827   $  2,180,552   $     3,316,938   $ 7,356,937    $ 4,618,492    $ 8,291,821
    3,030,442     3,297,157     4,082,000    53,096,442      2,065,758         3,217,043     6,404,525      4,294,059      7,760,150
-------------   -----------   -----------   -----------   ------------   ---------------   -----------   -------------   -----------

      344,784       297,368       254,754       716,385        114,794            99,895       952,412        324,433        531,671




    1,518,174     1,374,742       741,120       263,414        497,123           271,639     2,490,988      1,273,843      3,539,268
    9,970,765     6,718,989     4,431,724       718,905      2,304,221         1,022,161    16,287,483      5,012,102     18,559,142
-------------   -----------   -----------   -----------   ------------   ---------------   -----------   -------------   -----------
    8,452,591     5,344,247     3,690,604       455,491      1,807,098           750,522    13,796,495      3,738,259     15,019,874
-------------   -----------   -----------   -----------   ------------   ---------------   -----------   -------------   -----------

    8,797,375     5,641,615     3,945,358     1,171,876      1,921,892           850,417    14,748,907      4,062,692     15,551,545




       48,260        41,309        32,620        36,112         21,943            15,370        70,406         42,674         81,539
      402,165       344,239       271,830       300,937        182,856           182,856       586,713        355,615        679,493
-------------   -----------   -----------   -----------   ------------   ---------------   -----------   -------------   -----------



$   8,346,950   $ 5,256,067   $ 3,640,908   $   834,827   $  1,717,093   $       652,191   $14,091,788    $ 3,664,403    $14,790,513
=============   ===========   ===========   ===========   ============   ===============   ===========   =============   ===========

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                      Statements of Changes in Net Assets
         For the Periods ended September 30, 1997 and December 31, 1996





                                                                                        PORTFOLIOS
                                       ---------------------------------------------------------------------------------------------
                                                JNL AGGRESSIVE                   JNL CAPITAL                    JNL GLOBAL
                                                    GROWTH                         GROWTH                        EQUITIES
                                        ----------------------------     ----------------------------  -----------------------------
                                        NINE MONTHS                      NINE MONTHS                   NINE MONTHS
                                           ENDED                            ENDED                         ENDED
                                       SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,  YEAR ENDED     SEPTEMBER 30,   YEAR ENDED
                                           1997         DECEMBER 31,         1997       DECEMBER 31,      1997         DECEMBER 31,
                                        (UNAUDITED)         1996          (UNAUDITED)      1996        (UNAUDITED)        1996
                                       -------------    ------------     -------------  ------------  --------------  --------------
OPERATIONS:
Net realized gain (loss) from sales
of investments.....................    $    528,021     $    30,996      $   (97,434)   $    34,343   $   839,377     $    92,148
Net unrealized gain on investments.       8,194,437       1,150,615        7,929,027        374,824    18,311,569       2,910,460
Administrative charge..............         (52,621)        (15,954)         (55,374)       (19,253)      (98,127)        (20,934)
Mortality and expense charge.......        (438,513)       (132,954)        (461,452)      (160,441)     (817,720)       (174,451)
                                       ------------     -----------      -----------    -----------   -----------     -----------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS....................       8,231,324       1,032,703        7,314,767        229,473    18,235,099       2,807,223


NET DEPOSITS INTO SEPARATE ACCOUNT
(NOTE 6)...........................      30,048,410      27,068,440       22,162,839     35,193,609    75,823,495      39,064,248
                                       ------------     -----------      -----------    -----------   -----------     -----------

Increase in net assets.............      38,279,734      28,101,143       29,477,606     35,423,082    94,058,594      41,871,471
NET ASSETS:
Beginning of Period................      28,142,010          40,867       35,439,496         16,414    41,921,523          50,052
                                       ------------     -----------      -----------    -----------   -----------     -----------

End of Period......................    $ 66,421,744     $28,142,010      $64,917,102    $35,439,496  $135,980,117     $41,921,523
                                       ============     ===========      ===========    ===========  ============     ===========

                 See accompanying Notes to Financial Statements

--------------------------------------------------------------------------
           JNL/ALGER                               JNL/EAGLE
             GROWTH                               CORE EQUITY
--------------------------------        ----------------------------------
 NINE MONTHS                             NINE MONTHS
    ENDED                                   ENDED
SEPTEMBER 30,        YEAR ENDED         SEPTEMBER 30,          YEAR ENDED
    1997            DECEMBER 31,            1997              DECEMBER 31,
 (UNAUDITED)            1996             (UNAUDITED)              1996
------------        ------------        ------------          -----------
$ 1,025,240         $    43,208         $    15,711           $     2,565
 13,653,076           2,299,934           1,078,605                12,728
    (60,321)            (25,410)             (4,806)                 (187)
   (502,671)           (211,746)            (40,052)               (1,561)
-----------         -----------         -----------           -----------

 14,115,324           2,105,986           1,049,458               13,545


 23,093,921          34,548,799           6,783,289              879,150
-----------         -----------         -----------           -----------

 37,209,245          36,654,785           7,832,747              892,695



 36,776,807             122,022             892,695                    -
-----------         -----------         -----------           -----------

$73,986,052         $36,776,807         $ 8,725,442           $   892,695
===========         ===========         ===========           ===========



--------------------------------------------------------------------------
                 JNL/EAGLE                              JNL/PUTNAM
              SMALLCAP EQUITY                             GROWTH
--------------------------------        ----------------------------------
 NINE MONTHS                             NINE MONTHS
    ENDED                                  ENDED
SEPTEMBER 30,        YEAR ENDED         SEPTEMBER 30,          YEAR ENDED
    1997            DECEMBER 31,            1997              DECEMBER 31,
(UNAUDITED)            1996             (UNAUDITED)               1996
------------        ------------        ------------          -----------

$   107,882         $       302         $   317,946           $    54,944
  1,998,113              48,839           7,384,132             1,086,015
     (5,049)               (130)            (48,919)              (11,492)
    (42,074)             (1,085)           (407,655)              (95,771)
-----------         -----------         -----------           -----------

  2,058,872              47,926           7,245,504             1,033,696


  7,780,061             741,949          37,223,202            21,200,464
-----------         -----------         -----------           -----------

  9,838,933             789,875          44,468,706            22,234,160



    789,875                   -          22,240,202                 6,042
-----------         -----------         -----------           -----------

$10,628,808         $   789,875         $66,708,908           $22,240,202
===========         ===========         ===========           ===========

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                Statements of Changes in Net Assets (continued)







                                                                     PORTFOLIOS
                                       --------------------------------------------------------------------------
                                                       JNL/PUTNAM                           PPM AMERICA/JNL
                                                      VALUE EQUITY                             BALANCED
                                                      ------------                             --------
                                           NINE MONTHS                            NINE MONTHS
                                              ENDED                                  ENDED
                                          SEPTEMBER 30,        YEAR ENDED        SEPTEMBER 30,        YEAR ENDED
                                              1997            DECEMBER 31,           1997            DECEMBER 31,
                                           (UNAUDITED)            1996            (UNAUDITED)            1996
                                           -----------            ----            -----------            ----
OPERATIONS:
Net realized gain (loss) from sales
of investments.....................       $   344,784         $    34,088        $   297,368         $    77,178
Net unrealized gain on investments.         8,452,591           1,517,075          5,344,247           1,373,102
Administrative charge..............           (48,260)             (8,763)           (41,309)            (15,595)
Mortality and expense charge.......          (402,165)            (73,025)          (344,239)           (129,959)
                                          -----------         -----------        -----------         -----------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS....................         8,346,950           1,469,375          5,256,067           1,304,726
NET DEPOSITS INTO SEPARATE ACCOUNT
(NOTE 6)...........................        54,372,584          15,755,729         20,554,570          22,510,825
                                          -----------         -----------        -----------         -----------
Increase in net assets.............        62,719,534          17,225,104         25,810,637          23,815,551
NET ASSETS:
Beginning of Period................        17,266,864              41,760         23,948,598             133,047
                                          -----------         -----------        -----------         -----------
End of Period......................       $79,986,398         $17,266,864        $49,759,235         $23,948,598
                                          ===========         ===========        ===========         ===========





                                                              PORTFOLIOS
                                                     -----------------------------
                                                            PPM AMERICA/JNL
                                                            HIGH YIELD BOND
                                                            ---------------
                                                      NINE MONTHS
                                                         ENDED
                                                     SEPTEMBER 30,      YEAR ENDED
                                                         1997          DECEMBER 31,
                                                      (UNAUDITED)          1996
                                                      -----------          ----
OPERATIONS:
Net realized gain (loss) from sales
of investments.....................                   $   254,754           30,686
Net unrealized gain on investments.                     3,690,604          741,108
Administrative charge..............                       (32,620)          (6,480)
Mortality and expense charge.......                      (271,830)         (53,997)
                                                      -----------      -----------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS....................                     3,640,908          711,317
NET DEPOSITS INTO SEPARATE ACCOUNT

(NOTE 6)...........................                    28,515,991       12,208,005
                                                      -----------      -----------
Increase in net assets.............                    32,156,899       12,919,322

NET ASSETS:

Beginning of Period................                    12,920,333            1,011
                                                      -----------      -----------
End of Period......................                   $45,077,232      $12,920,333
                                                      ===========      ===========


                See accompanying Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------
                                                                                      SALOMON BROTHERS/JNL
          PPM AMERICA/JNL                     SALOMON BROTHERS/JNL                       U.S. GOVERNMENT
            MONEY MARKET                           GLOBAL BOND                           & QUALITY BOND
---------------------------------      ---------------------------------   ------------------------------------------
   NINE MONTHS                           NINE MONTHS                            NINE MONTHS
      ENDED                                 ENDED                                  ENDED
  SEPTEMBER 30,       YEAR ENDED        SEPTEMBER 30,        YEAR ENDED        SEPTEMBER 30,         YEAR ENDED
      1997           DECEMBER 31,           1997            DECEMBER 31,            1997            DECEMBER 31,
   (UNAUDITED)           1996            (UNAUDITED)            1996            (UNAUDITED)             1996
----------------  -----------------  ------------------  -----------------   ------------------   -------------------
      $   716,385        $   186,518        $   114,794         $    20,380         $    99,895           $    9,430
          455,491            263,021          1,807,098             496,629             750,522              271,528
          (36,112)           (14,235)           (21,943)             (5,606)            (15,370)              (5,581)
         (300,937)          (118,627)          (182,856)            (46,718)           (182,856)             (46,511)
      -----------        -----------        -----------         -----------         -----------           ----------
          834,827            316,677          1,717,093             464,685             652,191              228,866
        9,533,638         22,289,436         16,040,767          10,206,357           7,457,220            9,077,627
      -----------        -----------        -----------         -----------         -----------           ----------
       10,368,465         22,606,113         17,757,860          10,671,042           8,109,411            9,306,493
       22,752,692            146,579         10,703,598              32,556           9,319,515               13,022
      -----------        -----------        -----------         -----------         -----------           ----------
      $33,121,157        $22,752,692        $28,461,458         $10,703,598         $17,428,926           $9,319,515
      ===========        ===========        ===========         ===========         ===========           ==========


         T. ROWE PRICE/JNL
        ESTABLISHED GROWTH
------------------------------------
  NINE MONTHS
     ENDED
 SEPTEMBER 30,        YEAR ENDED
     1997            DECEMBER 31,
  (UNAUDITED)            1996
----------------   -----------------
     $   952,412         $    60,034
      13,796,495           2,487,976
         (70,406)            (17,198)
        (586,713)           (143,319)
     -----------         -----------
      14,091,788           2,387,493
      50,769,278          28,829,643
     -----------         -----------
      64,861,066          31,217,136
      31,326,604             109,468
     -----------         -----------
     $96,187,670         $31,326,604
     ===========         ===========

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                Statements of Changes in Net Assets (continued)




                                                                     PORTFOLIOS
                                        ------------------------------------------------------------------------
                                           T. ROWE PRICE/JNL
                                          INTERNATIONAL EQUITY                        T. ROWE PRICE/JNL
                                               INVESTMENT                              MID-CAP GROWTH
                                        -------------------------------       ----------------------------------
                                        NINE MONTHS                            NINE MONTHS
                                           ENDED                                  ENDED
                                        SEPTEMBER 30,        YEAR ENDED        SEPTEMBER 30,       YEAR ENDED
                                           1997            DECEMBER 31,           1997           DECEMBER 31,
                                        (UNAUDITED)            1996            (UNAUDITED)           1996
                                        -------------      ------------       --------------     ---------------
OPERATIONS:
Net realized gain (loss) from sales
of investments.....................     $     324,433      $     30,872       $      531,671     $       103,159
Net unrealized gain on investments.         3,738,259         1,273,172           15,019,874           3,538,229
Administrative charge..............           (42,674)          (14,785)             (81,539)            (26,466)
Mortality and expense charge.......          (355,615)         (123,213)            (679,493)           (220,554)
                                        -------------      ------------       --------------     ---------------

INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS....................         3,664,403         1,166,046           14,790,513           3,394,368
NET DEPOSITS INTO SEPARATE ACCOUNT
(NOTE 6)...........................        24,488,142        22,835,756           45,599,196          41,699,598
                                        -------------      ------------       --------------     ---------------
Increase in net assets.............        28,152,545        24,001,802           60,389,709          45,093,966
NET ASSETS:
Beginning of Period................        24,034,289            32,487           45,147,060              53,094
                                        -------------      ------------       --------------     ---------------
End of Period......................     $  52,186,834      $ 24,034,289       $  105,536,769     $    45,147,060
                                        =============      ============       ==============     ===============

                 See accompanying Notes to Financial Statements

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                      Schedule of Investments (Unaudited)
                               September 30, 1997







                                                                      NUMBER                                  MARKET
JNL SERIES TRUST                                                    OF SHARES            COST                 VALUE
----------------                                                 ---------------  --------------------   -------------------
JNL Aggressive Growth..........................................      4,252,352          $ 57,076,072          $ 66,421,744
JNL Capital Growth.............................................      3,980,202            56,612,697            64,917,102
JNL Global Equities............................................      7,183,313           114,757,197           135,980,117
JNL/Alger Growth...............................................      5,081,460            58,030,490            73,986,052
JNL/Eagle Core Equity..........................................        638,759             7,634,109             8,725,442
JNL/Eagle SmallCap Equity......................................        659,355             8,581,856            10,628,808
JNL/Putnam Growth..............................................      3,977,872            58,238,460            66,708,908
JNL/Putnam Value Equity........................................      4,516,454            70,015,633            79,986,398
PPM America/JNL Balanced.......................................      3,605,742            43,040,246            49,759,235
PPM America/JNL High Yield Bond................................      3,747,068            40,645,508            45,077,232
PPM America/JNL Money Market...................................     33,121,157            32,402,252            33,121,157
Salomon Brothers/JNL Global Bond...............................      2,443,044            26,157,237            28,461,458
Salomon Brothers/JNL U.S. Government & Quality Bond............      1,615,285            16,407,765            17,428,926
T. Rowe Price/JNL Established Growth...........................      6,087,827            79,900,187            96,187,670
T. Rowe Price/JNL International Equity Investment..............      3,888,736            47,174,732            52,186,834
T. Rowe Price/JNL Mid-Cap Growth...............................      5,982,810            86,977,627           105,536,769

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                   Notes to Financial Statements (Unaudited)
                               September 30, 1997


NOTE 1 - ORGANIZATION

     Jackson National Life Insurance Company ("JNL") established Jackson National Separate Account - I (the "Separate Account") on June 14, 1993. The Separate Account commenced operations on October 16, 1995, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for individual flexible premium variable annuity contracts issued by JNL. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains sixteen Portfolios, each of which invests in the following series of the JNL Series Trust:

           JNL Aggressive Growth Series
           JNL Capital Growth Series
           JNL Global Equities Series
           JNL/Alger Growth Series
           JNL/Eagle Core Equity Series
           JNL/Eagle SmallCap Equity Series
           JNL/Putnam Growth Series
           JNL/Putnam Value Equity Series
           PPM America/JNL Balanced Series
           PPM America/JNL High Yield Bond Series
           PPM America/JNL Money Market Series
           Salomon Brothers/JNL Global Bond Series
           Salomon Brothers/JNL U.S. Government & Quality Bond Series
           T. Rowe Price/JNL Established Growth Series
           T. Rowe Price/JNL International Equity Investment Series
           T. Rowe Price/JNL Mid-Cap Growth Series

     Effective May 1, 1997, the JNL/Phoenix Investment Counsel Balanced Series is the PPM America/JNL Balanced Series and is managed by PPM America, Inc., the JNL/Phoenix Investment Counsel Growth Series is the JNL/Putnam Growth Series and is managed by Putnam Investment Management, Inc., and the PPM America/JNL Value Equity Series is the JNL/Putnam Value Equity Series and is managed by Putnam Investment Management, Inc.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

             Notes to Financial Statements (Unaudited) (continued)


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

           The Separate Account's investments in the series of the JNL Series Trust are stated at the net asset values of the respective series. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Fund share transactions are recorded on trade date (same as settlement date). The series follow the accounting practice known as consent dividending, whereby all of the its net investment income and realized gains are treated as being distributed daily to the Separate Account and are immediately reinvested in the series.

     Federal Income Taxes

           The operations of the Separate Account are included in the federal income tax return of JNL, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. JNL anticipates no tax liability resulting from the operations of the Separate Account. Therefore, no federal income tax has been provided.

NOTE 3 - POLICY CHARGES

     Charges are deducted from the Separate Account to compensate JNL for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contract.

     Contract Maintenance Charge

           An annual contract maintenance charge of $35 is charged against each contract to reimburse JNL for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs on or prior to the annuity date. The charge is deducted by redeeming units. For the nine months ended September 30, 1997, $159,121 in contract maintenance charges were assessed.

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

             Notes to Financial Statements (Unaudited) (continued)


NOTE 3 - POLICY CHARGES (CONTINUED)

     Transfer Fee Charge

           A transfer fee of $25 will apply to transfers in excess of 15 transfers in a contract year. JNL may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

           This fee will be deducted from contract values which remain in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the nine months ended September 30, 1997, $75 in transfer fees were assessed.

     Surrender or Contingent Deferred Sales Charge

           During the first contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contracts. The amount, if any, depends on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. For the nine months ended September 30, 1997, $324,643 in surrender charges were assessed.

     Administration Charge

           JNL deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse JNL for administrative expenses related to the Separate Account and the issuance and maintenance of contracts.

     Mortality and Expense Charge

           A daily charge is made for the mortality and expense risks assumed by JNL. JNL deducts a daily charge from the assets of the Separate Account equivalent to an annual rate of 1.25% for the assumption of mortality and expense risks. The mortality risk assumed by JNL is that the insured may receive benefits greater than those anticipated by JNL. The expense risk assumed by JNL is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contracts Maintenance Charge.

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

             Notes to Financial Statements (Unaudited) (continued)


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     For the period ended September 30, 1997, purchases and proceeds from sales of investments in the JNL Series Trust were as follows:



                                                                                   PROCEEDS
JNL SERIES TRUST                                          PURCHASES               FROM SALES
----------------                                     ----------------           ------------

JNL Aggressive Growth..............................  $     37,594,710           $  8,037,434
JNL Capital Growth.................................        31,018,288              9,372,275
JNL Global Equities................................        82,622,866              7,715,218
JNL/Alger Growth...................................        30,158,605              7,627,676
JNL/Eagle Core Equity..............................         6,908,864                170,433
JNL/Eagle SmallCap Equity..........................         8,883,925              1,150,987
JNL/Putnam Growth..................................        41,348,241              4,581,613
JNL/Putnam Value Equity............................        57,297,385              3,375,226
PPM America/JNL Balanced...........................        23,763,547              3,594,525
PPM America/JNL High Yield Bond....................        32,548,295              4,336,754
PPM America/JNL Money Market.......................        63,009,416             53,812,827
Salomon Brothers/JNL Global Bond...................        18,016,521              2,180,552
Salomon Brothers/JNL U.S. Government & Quality Bond        10,576,932              3,316,938
T. Rowe Price/JNL Established Growth...............        57,469,096              7,356,937
T. Rowe Price/JNL International Equity Investment..        28,708,345              4,618,492
T. Rowe Price/JNL Mid-Cap Growth...................        53,129,985              8,291,821

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

             Notes to Financial Statements (Unaudited) (continued)



NOTE 5 -  ACCUMULATION OF UNIT ACTIVITY

     The following is a reconciliation of unit activity for the periods ended September 30, 1997, and December 31, 1996:


                                           UNITS                                UNITS                                UNITS
                                        OUTSTANDING    UNITS       UNITS     OUTSTANDING    UNITS       UNITS     OUTSTANDING
PORTFOLIO:                              AT 12/31/95   ISSUED     REDEEMED    AT 12/31/96   ISSUED     REDEEMED    AT 9/30/97
                                        -----------   ------     --------    -----------   ------     --------    -----------
JNL Aggressive Growth.................        4,008  2,489,793    (138,271)    2,355,530  3,065,840    (605,890)    4,815,480
JNL Capital Growth....................        1,587  3,099,665    (115,584)    2,985,668  2,688,484    (773,885)    4,900,267
JNL Global Equities...................        4,778  3,207,085    (121,629)    3,090,234  5,498,784    (450,666)    8,138,352
JNL/Alger Growth......................       12,285  3,610,116    (311,591)    3,310,810  2,416,315    (568,150)    5,158,975
JNL/Eagle Core Equity.................            -     99,222     (14,327)       84,895    577,235     (10,209)      651,921
JNL/Eagle SmallCap Equity.............            -     72,877      (1,863)       71,014    707,481     (87,783)      690,712
JNL/Putnam Growth.....................          571  1,763,677     (81,644)    1,682,604  2,933,890    (293,411)    4,323,083
JNL/Putnam Value Equity...............        3,944  1,375,629     (49,285)    1,330,288  3,972,928    (204,148)    5,099,068
PPM America/JNL Balanced..............       12,871  2,271,164    (163,506)    2,120,529  1,995,877    (270,153)    3,846,253
PPM America/JNL High Yield Bond.......          100  1,238,600     (90,860)    1,147,840  2,790,776    (344,767)    3,593,849
PPM America/JNL Money Market..........       14,608  4,391,649  (2,213,081)    2,193,176  5,939,287  (5,021,299)    3,111,164
Salomon Brothers/JNL Global Bond......        3,128    963,549     (54,792)      911,885  1,488,042    (163,170)    2,236,757
Salomon Brothers/JNL U.S. Government &
Quality Bond..........................        1,275    960,739     (59,959)      902,055  1,014,155    (304,530)    1,611,680
T. Rowe Price/JNL Established Growth..       10,564  2,609,100    (118,768)    2,500,896  4,140,515    (471,022)    6,170,389
T. Rowe Price/JNL International Equity
Investment............................        3,096  2,162,647    (126,313)    2,039,430  2,332,437    (343,429)    4,028,438
T. Rowe Price/JNL Mid-Cap Growth......        5,120  3,846,339    (266,408)    3,585,051  4,159,721    (595,061)    7,149,711

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                   Notes to Financial Statements (continued)


NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

     Deposits into the Separate Account purchase shares of the JNL Series Trust. Net deposits represent the amounts available for investment in such shares after the deduction of applicable policy charges.
     The following is a summary of net deposits made for the periods ended September 30, 1997, and December 31, 1996:




                                                                              PORTFOLIOS
                                 --------------------------------------------------------------------------------------------------
                                          JNL AGGRESSIVE                     JNL CAPITAL                        JNL GLOBAL
                                              GROWTH                            GROWTH                           EQUITIES
                                 -------------------------------    -------------------------------    ----------------------------
                                   NINE MONTHS                       NINE MONTHS                       NINE MONTHS
                                      ENDED                             ENDED                             ENDED
                                  SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
                                      1997         DECEMBER 31,         1997         DECEMBER 31,         1997         DECEMBER 31,
                                   (UNAUDITED)         1996          (UNAUDITED)         1996          (UNAUDITED)         1996
                                   -------------    -------------    -------------    -------------     -------------  -------------
Proceeds from units issued.....      $34,927,620      $27,543,128      $31,431,538      $35,519,102      $71,097,210     $39,106,636
Value of units redeemed........      (7,504,324)      (1,145,314)      (8,811,255)        (975,072)      (6,752,400)     (1,240,848)
Transfers between funds and
general account................        2,667,090          676,383        (413,250)          653,800       11,525,657       1,204,468
Total gross deposits net of
transfers to general account...       30,090,386       27,074,197       22,207,033       35,197,830       75,870,467      39,070,256
                                   -------------    -------------     -------------   -------------     -------------  -------------
DEDUCTIONS:
Policyholder charges...........           41,976            5,757           44,194            4,221           46,972           6,008
                                   -------------    -------------     -------------   -------------     -------------  -------------
Net deposits from policyholders      $30,048,410      $27,068,440      $22,162,839      $35,193,609      $75,823,495     $39,064,248
                                   =============    =============    ==============   =============     =============    ===========

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                   Notes to Financial Statements (continued)



NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT (CONTINUED)








                                                                                 PORTFOLIOS
                                 --------------------------------------------------------------------------------------------------
                                            JNL/ALGER                           JNL/EAGLE                            JNL/EAGLE
                                              GROWTH                           CORE EQUITY                        SMALLCAP EQUITY
                                 -------------------------------    -------------------------------    ----------------------------
                                   NINE MONTHS                       NINE MONTHS                          NINE MONTHS
                                      ENDED                             ENDED                                ENDED
                                  SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,      PERIOD ENDED      SEPTEMBER 30,  PERIOD ENDED
                                      1997         DECEMBER 31,          1997          DECEMBER 31,           1997      DECEMBER 31,
                                   (UNAUDITED)         1996          (UNAUDITED)           1996           (UNAUDITED)       1996
                                   -------------    -------------    -------------    -------------     -------------  -------------
Proceeds from units issued.....      $26,670,820      $36,756,292        $6,160,418      $1,021,518        $7,420,576    $750,702
Value of units redeemed........      (7,010,505)      (2,573,647)         (125,421)       (148,208)       (1,103,644)    (18,081)
Transfers between funds and
general account................        3,487,784          376,063           748,446           5,840         1,463,350       9,328
                                   -------------    -------------    -------------    -------------     -------------  -------------
Total gross deposits net of
transfers to general account...       23,148,099       34,558,708         6,783,443         879,150         7,780,282     741,949

DEDUCTIONS:
Policyholder charges...........           54,178            9,909               154               -               221           -
                                   -------------    -------------    -------------    -------------     -------------  -------------
Net deposits from policyholders      $23,093,921      $34,548,799        $6,783,289        $879,150        $7,780,061    $741,949
                                   =============    =============    ==============   =============     =============    ===========


                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                   Notes to Financial Statements (continued)











-----------------------------------------------------------------------------------------------------
           JNL/PUTNAM                        JNL/PUTNAM                     PPM AMERICA/JNL
             GROWTH                         VALUE EQUITY                        BALANCED
------------------------------  --------------------------------   ----------------------------------
     ENDED                             ENDED                             ENDED
 SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
     1997         DECEMBER 31,         1997         DECEMBER 31,         1997         DECEMBER 31,
  (UNAUDITED)         1996          (UNAUDITED)         1996          (UNAUDITED)         1996
--------------  --------------  ---------------- ---------------   ----------------  ----------------
   $ 35,802,573      $21,442,640     $ 46,305,688       15,632,015     $ 20,783,802     $ 23,509,961
     (4,093,589)        (796,160)      (2,896,056)        (411,373)      (3,174,361)      (1,217,837)
      5,545,668          560,800       10,991,697          537,691        2,979,745          227,388
   ------------      -----------     ------------      -----------     ------------     ------------
     37,254,652       21,207,280       54,401,329       15,758,333       20,589,186       22,519,512
         31,450            6,816           28,745            2,604           34,616            8,687
   ------------      -----------     ------------      -----------     ------------     ------------
   $ 37,223,202      $21,200,464     $ 54,372,584      $15,755,729     $ 20,554,570     $ 22,510,825
   ============      ===========     ============      ===========     ============     ============

---------------------------------
        PPM AMERICA/JNL
        HIGH YIELD BOND
  NINE MONTHS
     ENDED
 SEPTEMBER 30,     YEAR ENDED
     1997         DECEMBER 31,
  (UNAUDITED)         1996
---------------  ----------------
   $ 30,524,684      $12,260,162
     (4,014,574)        (815,925)
      2,023,611          766,118
   ------------      -----------
     28,533,721       12,210,355
         17,730            2,350
   ------------      -----------
   $ 28,515,991      $12,208,005
   ============      ===========


                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                   Notes to Financial Statements (continued)



NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT (CONTINUED)








                                                                                  PORTFOLIOS
                                     ----------------------------------------------------------------------------------------------
                                              PPM AMERICA/JNL                SALOMON BROTHERS/JNL.     SALOMON BROTHERS/JNL U.S.
                                               MONEY MARKET                       GLOBAL BOND          GOVERNMENT & QUALITY BOND
                                     ------------------------------    ----------------------------   -----------------------------
                                      NINE MONTHS                      NINE MONTHS                    NINE MONTHS
                                         ENDED                            ENDED                          ENDED
                                      SEPTEMBER 30,     YEAR ENDED     SEPTEMBER 30,    YEAR ENDED    SEPTEMBER 30,     YEAR ENDED
                                           1997        DECEMBER 31,        1997        DECEMBER 31,        1997        DECEMBER 31,
                                       (UNAUDITED)         1996         (UNAUDITED)        1996        (UNAUDITED)         1996
                                      -------------    ------------    -------------   ------------   -------------    ------------
Proceeds from units issued.........    $ 96,199,424    $ 43,127,416    $ 16,144,804    $ 10,448,311    $ 11,254,167    $  9,278,322
Value of units redeemed............     (53,453,888)    (14,310,306)     (1,961,578)       (486,567)     (3,107,727)       (469,196)
Transfers between funds and
general account....................     (33,190,008)     (6,523,796)      1,871,716         246,760       (678,234)         271,425
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total gross deposits net of
transfers to general account.......       9,555,528      22,293,314      16,054,942      10,208,504       7,468,206       9,080,551

DEDUCTIONS:
Policyholder charges...............          21,890           3,878          14,175           2,147          10,986           2,924
                                       ------------    ------------    ------------    ------------    ------------    ------------

Net deposits from policyholders....    $  9,533,638    $ 22,289,436    $ 16,040,767    $ 10,206,357    $  7,457,220    $  9,077,627
                                       ============    ============    ============    ============    ============    ============

                    JACKSON NATIONAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT - I

                   Notes to Financial Statements (continued)












-----------------------------------------------------------------------------------------------------
       T. ROWE PRICE/JNL                 T. ROWE PRICE/JNL                  T.ROWE PRICE/JNL
       ESTABLISHED GROWTH               INTERNATIONAL EQUITY                 MID-CAP GROWTH
-------------------------------  --------------------------------  ----------------------------------
  NINE MONTHS                       NINE MONTHS                       NINE MONTHS
     ENDED                             ENDED                             ENDED
 SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED      SEPTEMBER 30,     YEAR ENDED
     1997         DECEMBER 31,         1997         DECEMBER 31,         1997         DECEMBER 31,
  (UNAUDITED)         1996          (UNAUDITED)         1996          (UNAUDITED)         1996
--------------  ---------------  ----------------  --------------  ----------------  ----------------
    $50,343,620      $29,052,257      $25,127,729      $23,348,962      $47,699,161      $43,089,505
     (6,649,901)      (1,202,924)      (4,189,163)      (1,329,874)      (7,475,195)      (2,671,376)
      7,125,476          988,000        3,580,617          820,933        5,430,823        1,288,321
    -----------      -----------      -----------      -----------      -----------      -----------
     50,819,195       28,837,333       24,519,183       22,840,021       45,654,789       41,706,450
         49,917            7,690           31,041            4,265           55,593            6,852
    -----------      -----------      -----------      -----------      -----------      -----------
    $50,769,278      $28,829,643      $24,488,142      $22,835,756      $45,599,196      $41,699,598
    ===========      ===========      ===========      ===========      ===========      ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS


To Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account - I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Jackson National Separate Account - I and the JNL Aggressive Growth Portfolio, JNL Capital Growth Portfolio, JNL Global Equities Portfolio, JNL/Alger Growth Portfolio, JNL/Eagle Core Equity Portfolio, JNL/Eagle SmallCap Equity Portfolio, JNL/Phoenix Investment Counsel Balanced Portfolio, JNL/Phoenix Investment Counsel Growth Portfolio, PPM America/JNL High Yield Bond Portfolio, PPM America/JNL Money Market Portfolio, PPM America/JNL Value Equity Portfolio, Salomon Brothers/JNL Global Bond Portfolio, Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio, T. Rowe Price/JNL Established Growth Portfolio, T. Rowe Price/JNL International Equity Investment Portfolio and T. Rowe Price/JNL Mid-Cap Growth Portfolio at December 31, 1996, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Jackson National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Milwaukee, Wisconsin
February 14, 1997

                     JACKSON NATIONAL SEPARATE ACCOUNT - I

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996




                                                                              Portfolios
                                               ----------------------------------------------------------------------------


                                                   JNL             JNL            JNL
                                                Aggressive       Capital         Global         JNL/Alger       JNL/Eagle
                                                  Growth          Growth        Equities          Growth       Core Equity
                                               ------------    ------------   ------------    ------------    -------------
ASSETS:

    Investments in JNL Series Trust,
      at market value
      (See schedule of investments)            $ 28,142,010    $ 35,439,496   $ 41,921,523    $ 36,776,807    $     892,695
    Due from Jackson National Life
      Insurance Company                             277,666         273,586        300,349         167,463              -
    Receivable for Investments Sold                   9,911           3,665          6,582           2,127               34
                                               ------------    ------------   ------------    ------------    -------------
            Total Assets                         28,429,587      35,716,747     42,228,454      36,946,397          892,729

LIABILITIES:

    Payable for Investments Purchased               277,666         273,586        300,349         167,463              -
    Due to Jackson National Life
      Insurance Company                               9,911           3,665          6,582           2,127               34
                                               ------------    ------------   ------------    ------------    -------------
            Total Liabilities                       287,577         277,251        306,931         169,590               34
                                               ------------    ------------   ------------    ------------    -------------

NET ASSETS                                     $ 28,142,010    $ 35,439,496   $ 41,921,523    $ 36,776,807    $     892,695
                                               ============    ============   ============    ============    =============

TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding                       2,355,530       2,985,668      3,090,234       3,310,810           84,895
                                               ============    ============   ============    ============    =============
Unit value (net assets divided by
      units outstanding)                       $     11.95     $      11.87   $      13.57    $      11.11    $       10.52
                                               ============    ============   ============    ============    =============

                                                                              Portfolios
                                              ----------------------------------------------------------------------------
                                                                JNL/Phoenix     JNL/Phoenix       PPM              PPM
                                                JNL/Eagle       Investment      Investment     America/JNL     America/JNL
                                                SmallCap         Counsel         Counsel       High Yield         Money
                                                 Equity          Balanced        Growth           Bond            Market
                                               ------------    ------------   ------------    ------------    -------------
ASSETS:

    Investments in JNL Series Trust,
      at market value
      (See schedule of investments)            $    789,875    $ 23,948,598   $ 22,240,202    $ 12,920,333    $  22,752,692
    Due from Jackson National Life
      Insurance Company                                 -           104,931        256,232         253,885          783,413
    Receivable for Investments Sold                      30           1,099            912           1,691              843
                                               ------------    ------------   ------------    ------------    -------------
            Total Assets                            789,905      24,054,628     22,497,346      13,175,909       23,536,948

LIABILITIES:

    Payable for Investments Purchased                   -           104,931        256,232         253,885          783,413
    Due to Jackson National Life
     Insurance Company                                   30          1,099             912           1,691              843
                                               ------------    ------------   ------------    ------------    -------------
            Total Liabilities                            30         106,030        257,144         255,576          784,256
                                               ------------    ------------   ------------    ------------    -------------

NET ASSETS                                     $    789,875    $ 23,948,598   $ 22,240,202    $ 12,920,333    $  22,752,692
                                               ============    ============   ============    ============    =============


TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding                          71,014       2,120,529      1,682,604       1,147,840        2,193,176
                                               ============    ============   ============    ============    =============
Unit value (net assets divided by
      units outstanding)                       $      11.12    $      11.29   $      13.22    $      11.26    $       10.37
                                               ============    ============   ============    ============    =============


                                                                              Portfolios
                                              ----------------------------------------------------------------------------

                                                                                                         T. Rowe
                                             PPM          Salomon       Salomon       T. Rowe         Price/JNL       T. Rowe
                                          America/JNL   Brothers/JNL   Brothers/JNL    Price/JNL     International   Price/JNL
                                              Value       Global      U.S. Gov't &    Established      Equity         Mid-Cap
                                             Equity         Bond      Quality Bond     Growth       Investment       Growth
                                         ------------  ------------   ------------  -------------  -------------   ------------
ASSETS:

    Investments in JNL Series Trust,
      at market value
      (See schedule of investments)      $17,266,864   $10,703,598    $ 9,319,515   $ 31,326,604   $ 24,034,289    $ 45,147,060
    Due from Jackson National Life
      Insurance Company                      110,290        58,862         26,556        212,122        170,174         280,259
    Receivable for Investments Sold           39,394         4,501          3,845         28,431          4,756           2,647
                                         -----------   -----------    -----------   ------------   ------------    ------------
            Total Assets                  17,416,548    10,766,961      9,349,916     31,567,157     24,209,219      45,429,966

LIABILITIES:

    Payable for Investments Purchased        110,290        58,862         26,556        212,122        170,174         280,259
    Due to Jackson National Life
      Insurance Company                       39,394         4,501          3,845         28,431          4,756           2,647
                                         -----------   -----------    -----------   ------------   ------------    ------------
            Total Liabilities                149,684        63,363         30,401        240,553        174,930         282,906
                                         -----------   -----------    -----------   ------------   ------------    ------------

NET ASSETS                               $17,266,864   $10,703,598    $ 9,319,515   $ 31,326,604   $ 24,034,289    $ 45,147,060
                                         ===========   ===========    ===========   ============   ============    ============

TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding                1,330,288       911,885        902,055      2,500,896      2,039,430       3,585,051
                                         ===========   ===========    ===========   ============   ============    ============
Unit value (net assets divided by
      units outstanding)                 $     12.98   $     11.74    $     10.33   $      12.53   $      11.78    $      12.59
                                         ===========   ===========    ===========   ============   ============    ============

See accompanying Notes to Financial Statements.

                      JACKSON NATIONAL SEPARATE ACCOUNT-I

                            STATEMENT OF OPERATIONS
                     For the Year ended December 31, 1996

                                                                           Portfolios
                                          --------------------------------------------------------------------------------------
                                               JNL           JNL           JNL                                        JNL/Eagle
                                           Aggressive      Capital        Global       JNL/Alger      JNL/Eagle      SmallCap
                                             Growth        Growth        Equities       Growth      Core Equity*       Equity*
                                          -----------   -----------    -----------    -----------   -------------    -----------
NET REALIZED GAIN FROM

  SALES OF INVESTMENTS:
    Proceeds from sales                   $1,725,784     $1,519,646    $ 1,727,384     $3,495,535    $  149,997     $   20,263
    Cost of investments sold               1,694,788      1,485,303      1,635,236      3,452,327       147,432         19,961
                                          ----------     ----------     ----------     ----------    ----------     ----------

    Net realized gain from                    30,996         34,343         92,148         43,208         2,565            302
      sales of investments

NET UNREALIZED GAIN
  ON INVESTMENTS:
    Unrealized gain beginning of year            620            554            891          2,552             -              -
    Unrealized gain end of year            1,151,235        375,378      2,911,351      2,302,486        12,728         48,839
                                          ----------     ----------     ----------     ----------    ----------     ----------
    Net unrealized gain on
      investments                          1,150,615        374,824      2,910,460      2,299,934        12,728         48,839
                                          ----------     ----------     ----------     ----------    ----------     ----------

NET GAIN ON INVESTMENTS                    1,181,611        409,167      3,002,608      2,343,142        15,293         49,141

EXPENSES:
    Administrative charge                     15,954         19,253         20,934         25,410           187            130
    Mortality and expense charge             132,954        160,441        174,451        211,746         1,561          1,085
                                          ----------     ----------     ----------     ----------    ----------     ----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               $1,032,703     $  229,473     $2,807,223     $2,105,986    $   13,545     $   47,926
                                          ==========     ==========     ==========     ==========    ==========     ==========

                                                                           Portfolios
                                         ---------------------------------------------------------------------------------------
                                         JNL/Phoenix    JNL/Phoenix      PPM             PPM             PPM        Salomon
                                          Investment    Investment    America/JNL    America/JNL    America/JNL   Brothers/JNL
                                           Counsel       Counsel       High Yield      Money            Value        Global
                                          Balanced       Growth          Bond          Market          Equity         Bond
                                         ------------  ------------   -----------    ------------   -----------  ---------------
NET REALIZED GAIN FROM
  SALES OF INVESTMENTS:

    Proceeds from sales                   $1,932,806    $1,153,436     $1,028,968     $ 22,904,119  $  677,432   $    670,512
    Cost of investments sold               1,855,628     1,098,492        998,282       22,717,601     643,344        650,132
                                          ----------   ----------      ----------     ------------  -----------  ------------

    Net realized gain from                    77,178       54,944          30,686          186,518      34,088         20,380
      sales of investments

NET UNREALIZED GAIN
  ON INVESTMENTS:
    Unrealized gain beginning of year          1,640          301              12              393       1,099            494
    Unrealized gain end of year            1,374,742    1,086,316         741,120          263,414   1,518,174        497,123
                                          ----------   ----------      ----------     ------------  -----------  ------------
    Net unrealized gain on
      investments                          1,373,102    1,086,015         741,108          263,021   1,517,075        496,629
                                          ----------   ----------      ----------     ------------  -----------  ------------

NET GAIN ON INVESTMENTS                    1,450,280    1,140,959         771,794          449,539   1,551,163        517,009


EXPENSES:
    Administrative charge                     15,595       11,492           6,480           14,235       8,763          5,606
    Mortality and expense charge             129,959       95,771          53,997          118,627      73,025         46,718
                                          ----------   ----------      ----------     ------------  -----------  ------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               $1,304,726   $1,033,696      $  711,317     $    316,677  $1,469,375   $    464,685
                                          ==========   ==========      ==========     ============  ==========   ============

                                                            Portfolios
                                        ---------------------------------------------------------------
                                                                           T. Rowe
                                           Salomon         T. Rowe        Price/JNL         T. Rowe
                                         Brothers/JNL     Price/JNL     International      Price/JNL
                                         U.S. Gov't &    Established       Equity           Mid-Cap
                                         Quality Bond      Growth        Investment         Growth
                                         ------------    -----------    --------------    -------------
NET REALIZED GAIN FROM
  SALES OF INVESTMENTS:

    Proceeds from sales                   $  657,699   $  1,530,489      $ 1,561,059       $ 3,355,426
    Cost of investments sold                 648,269      1,470,455        1,530,187         3,252,267
                                         -----------   ------------   --------------     -------------

    Net realized gain from                     9,430         60,034           30,872           103,159
      sales of investments

NET UNREALIZED GAIN
  ON INVESTMENTS:
    Unrealized gain beginning of year            111          3,012              671             1,039
    Unrealized gain end of year              271,639      2,490,988        1,273,843         3,539,268
                                         -----------   ------------   --------------     -------------
    Net unrealized gain on
      investments                            271,528      2,487,976        1,273,172         3,538,229
                                         -----------   ------------   --------------     -------------
NET GAIN ON INVESTMENTS                      280,958      2,548,010        1,304,044         3,641,388

EXPENSES:
    Administrative charge                      5,581         17,198           14,785            26,466
    Mortality and expense charge              46,511        143,319          123,213           220,554
                                         -----------   ------------   --------------     -------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               $  228,866   $  2,387,493      $ 1,166,046       $ 3,394,368
                                         ===========   ============   ==============     =============


*For the period from September 16, 1996 (commencement of operations) through December 31, 1996.

See accompanying Notes to Financial Statements.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Periods ended December 31, 1996 and 1995

                                                                                  Portfolios
                                                   -------------------------------------------------------------------------
                                                            JNL Aggressive                            JNL Capital
                                                                Growth                                  Growth
                                                   --------------------------------        ---------------------------------
                                                                       Period from                             Period from
                                                                       October 16,                             October 16,
                                                     Year Ended          1995* to            Year Ended         1995* to
                                                     December 31,      December 31,          December 31,      December 31,
                                                        1996              1995                  1996              1995
                                                   --------------    --------------        ---------------    --------------
OPERATIONS:
    Net realized gain/(loss) from sales
      of investments                                $      30,996     $         216          $      34,343     $        -
    Net unrealized gain on investments                  1,150,615               620                374,824              554
    Administrative charge                                 (15,954)               (3)               (19,253)              (1)
    Mortality and expense charge                         (132,954)              (25)              (160,441)              (5)
                                                    -------------     -------------          -------------     ------------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                           1,032,703               808                229,473              548

NET DEPOSITS INTO SEPARATE ACCOUNT (NOTE 6)            27,068,440            40,059             35,193,609           15,866
                                                    -------------     -------------          -------------     ------------

    Increase in net assets                             28,101,143            40,867             35,423,082           16,414

NET ASSETS:
BEGINNING OF PERIOD                                        40,867               -                   16,414              -
                                                    -------------     -------------          -------------     ------------
END OF PERIOD                                       $  28,142,010     $      40,867          $  35,439,496     $     16,414
                                                    =============     =============          =============     ============


                                                                                 Portfolios
                                               -------------------------------------------------------------------------------
                                                          JNL Global                       JNL/Alger              JNL/Eagle
                                                           Equities                          Growth              Core Equity
                                               --------------------------------- ------------------------------- -------------
                                                                   Period from                    Period from       Period
                                                                   October 16,                    October 16,     September 16,
                                                  Year Ended        1995* to        Year Ended      1995* to        1996* to
                                                 December 31,      December 31,    December 31,   December 31,     December 31,
                                                     1996             1995            1996           1995             1996
                                               --------------    --------------  ---------------  --------------  -------------
OPERATIONS:
    Net realized gain/(loss) from sales
      of investment                            $      92,148     $       1      $     43,208     $     201        $     2,565
    Net unrealized gain on investments             2,910,460           891         2,299,934         2,552             12,728
    Administrative charge                            (20,934)           (3)          (25,410)           (6)              (187)
    Mortality and expense charge                    (174,451)          (22)         (211,746)          (49)            (1,561)
                                               -------------     ---------      ------------     ---------        -----------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                      2,807,223           867         2,105,986         2,698             13,545

NET DEPOSITS INTO SEPARATE ACCOUNT (NOTE 6)       39,064,248        49,185        34,548,799       119,324            879,150
                                               -------------     ---------      ------------     ---------        -----------

    Increase in net assets                        41,871,471        50,052        36,654,785       122,022            892,695

NET ASSETS:
BEGINNING OF PERIOD                                   50,052             -           122,022           -                  -
                                               -------------     ---------      ------------     ---------        -----------
END of period                                  $  41,921,523     $  50,052      $ 36,776,807     $ 122,022        $   892,695
                                               =============     =========      ============     =========        ===========


                                                                                 Portfolios
                                               -------------------------------------------------------------------------------
                                                  JNL/Eagle         JNL/Phoenix Investment          JNL/Phoenix Investment
                                               SmallCap Equity         Counsel Balanced                  Counsel Growth
                                               ---------------    ------------------------------- ----------------------------
                                                Period from                       Period from                     Period from
                                                September 16,                      October 16,                     October 16,
                                                  1996* to  [B      Year Ended       1995* to       Year Ended       1995* to
                                                December 31,      December 31,    December 31,     December 31,    December 31,
                                                     1996             1996             1996            1995            1995
                                               --------------    --------------  ---------------- --------------  -------------
OPERATIONS:
    Net realized gain/(loss) from sales of
      investments                              $        302     $      77,178     $       (5)     $       54,944    $      -
    Net unrealized gain on investments               48,839         1,373,102          1,640           1,086,015           301
    Administrative charge                              (130)          (15,595)            (5)            (11,492)           (1)
    Mortality and expense charge                     (1,085)         (129,959)           (46)            (95,771)           (7)
                                               ------------     -------------     ----------      --------------    ----------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                        47,926         1,304,726          1,584           1,033,696           293

NET DEPOSITS INTO SEPARATE ACCOUNT (NOTE 6)         741,949        22,510,825        131,463          21,200,464         5,749
                                               ------------     -------------     ----------      --------------    ----------

    Increase in net assets                          789,875        23,815,551        133,047          22,234,160         6,042

NET ASSETS:
BEGINNING OF PERIOD                                     -              33,047            -                 6,042            -
                                               ------------     -------------     ----------      --------------    ----------
END OF PERIOD                                  $    789,875     $  23,948,598     $  133,047      $   22,240,202    $    6,042
                                               ============     =============     ==========      ==============    ==========


*Commencement of operations.

See accompanying Notes to Financial Statements.

                     JACKSON NATIONAL SEPARATE ACCOUNT - 1

                For the Periods ended December 31, 1996 and 1995

                                                                                Portfolios
                                       -------------------------------------------------------------------------------------------
                                            PPM America/JNL                PPM America/JNL               PPM America/JNL
                                            High Yield Bond                  Money Market                   Value Equity
                                            ----------------                ----------------               ----------------
                                                     Period from                      Period from                   Period from
                                                     October 16,                      October 16,                   October 16,
                                       Year Ended     1995* to         Year Ended       1995* to      Year Ended      1995* to
                                       December 31,   December 31,       December 31,  December 31,     December 31,  December 31,
                                          1996           1995               1996           1995            1996          1995
                                       ------------   ------------       ------------  ------------     ------------  ------------
OPERATIONS:
  Net realized gain/(loss) from sales $    30,686      $         -      $   186,518        $      -      $    34,088      $      6
  of investments                          741,108               12          263,021             393        1,517,075         1,099
  Net unrealized gain on investments       (6,480)               -          (14,235)            (11)          (8,763)           (4)
  Administration charge                   (53,997)              (1)        (118,627)            (90)         (73,025)          (34)
  Mortality and expense charge        ------------     -----------      -----------        --------      -----------      --------

INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             711,317               11          316,677             292        1,469,375         1,067

NET DEPOSITS INTO SEPARATE ACCOUNT     12,208,005            1,000          146,579         146,287       15,755,729        40,693
(NOTE 6)                              -----------      -----------      -----------        --------      -----------      --------
     Increase in net assets            12,919,322            1,011       22,606,113         146,579       17,225,104        41,760


NET ASSETS:
Beginning of period                         1,011                -       22,289,436               -           41,760             -
                                      -----------      -----------      -----------        --------      -----------      --------

End of period                         $12,920,333      $     1,011      $22,752,692        $146,579      $17,266,864      $ 41,760
                                      ===========      ===========      ===========        ========      ===========      ========

                                                                                Portfolios
                                     -------------------------------------------------------------------------------------------
                                     Salmon Brothers/JNL               Salomon Brothers/JNL               T. Rowe Price/JNL
                                       Global Bond                   U.S. Gov't & Quality Bond            Established Growth
                                     -------------------             -------------------------            ------------------
                                                   Period from                      Period from                   Period from
                                                    October 16,                      October 16,                   October 16,
                                      Year Ended     1995* to         Year Ended       1995* to      Year Ended      1995* to
                                      December 31,   December 31,       December 31,  December 31,     December 31,  December 31
                                        1996           1995               1996           1995            1996          1995
                                      ------------   ------------       ------------  ------------     ------------  -----------
OPERATIONS:
 Net realized gain/(loss) from sales $     20,380     $         12      $     9,430     $         -    $      60,034     $      4
  of investments
 Net unrealized gain on investments       496,629              494          271,528             111        2,487,976        3,012
 Administration charge                     (5,606)              (2)          (5,581)             (1)         (17,198)          (8)
 Mortality and expense charge             (46,718)             (13)         (46,511)             (9)        (143,319)         (68)
                                     ------------     ------------      -----------     -----------    -------------     --------
 INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             464,685              491          228,866             101        2,387,493        2,940

NET DEPOSITS INTO SEPARATE ACCOUNT     10,206,357           32,065        9,077,627          12,921       28,829,643      106,528
(NOTE 6)                             ------------     ------------      -----------     -----------    -------------     --------
     Increase in net assets            10,671,042           32,556        9.306,493          13,022       31,217,136      109,468


NET ASSETS:                                32,556                -           13,022               -          109,468            -
BEGINNING OF PERIOD                  ------------     ------------      -----------     -----------    -------------     --------


END OF PERIOD                        $ 10,703,598     $     32,556      $ 9,319,515     $    13,022    $  31,326,604     $109,468
                                     ============     ============      ===========     ===========    =============     ========

                                                                        Portfolios
                                                ------------------------------------------------------------
                                                               Period from                     Period from
                                                               October 16,                     October 16,
                                                Year Ended     1995* to         Year Ended       1995* to
                                                December 31,   December 31,       December 31,  December 31,
                                                   1996           1995               1995           1996
                                                ------------   ------------       ------------  ------------
OPERATIONS:
  Net realized gain/(loss) from sales           $    30,872    $          -      $    103,159    $          -
  of investments
  Net unrealized gain on investments              1,273,172             671         3,538,229           1,039
  Administration charge                             (14,785)             (2)          (26,466)             (3)
  Mortality and expense charge                     (123,213)            (19)         (220,554)            (26)
                                                -----------    ------------      ------------    ------------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                     1,166,046             650         3,394,368           1,010

NET DEPOSITS INTO SEPARATE ACCOUNT               22,835,756          31,837        41,699,598          52,084
(NOTE 6)                                        -----------    ------------      ------------    ------------

     Increase in net assets


NET ASSETS:
BEGINNING OF PERIOD                                  32,487               -            53,094               -
                                                -----------    ------------      ------------    ------------

END OF PERIOD                                   $24,034,289    $     32,487      $ 45,147,060    $     53,094
                                                ===========    ============      ============    ============

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)




NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

For the period ended December 31, 1996, purchases and proceeds from sales of investments in the JNL Series Trust were as follows:


                                                                                        PROCEEDS
                                                                      PURCHASES        FROM SALES
JNL SERIES TRUST:                                                 ----------------  ----------------
-----------------
JNL Aggressive Growth                                             $     28,647,165  $     1,725,784
JNL Capital Growth                                                      36,535,310        1,519,646
JNL Global Equities                                                     40,596,245        1,727,384
JNL/Alger Growth                                                        37,807,173        3,495,535
JNL/Eagle Core Equity                                                    1,027,399          149,997
JNL/Eagle SmallCap Equity                                                  760,997           20,263
JNL/Phoenix Investment Counsel Balanced                                 24,298,072        1,932,806
JNL/Phoenix Investment Counsel Growth                                   22,246,637        1,153,436
PPM America/JNL High Yield Bond                                         13,176,496        1,028,968
PPM America/JNL Money Market                                            45,097,949       22,904,119
PPM America/JNL Value Equity                                            16,351,371          677,432
Salomon Brothers/JNL Global Bond                                        10,824,543          670,512
Salomon Brothers/JNL U.S. Government & Quality Bond                      9,683,233          657,699
T. Rowe Price/JNL Established Growth                                    30,199,611        1,530,489
T. Rowe Price/JNL International Equity Investment                       24,258,816        1,561,059
T. Rowe Price/JNL Mid-Cap Growth                                        44,811,602        3,355,426

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 5 - ACCUMULATION OF UNIT ACTIVITY

The following is a reconciliation of the accumulation of unit activity for the periods ended December 31, 1996 and 1995:


                                               UNITS                             UNITS                               UNITS
                                             OUTSTANDING  UNITS       UNITS    OUTSTANDING  UNITS       UNITS     OUTSTANDING
                                             AT 10/16/95  ISSUED    REDEEMED   AT 12/31/95  ISSUED    REDEEMED    AT 12/31/96
                                             ----------   ------    --------   -----------  ------    --------    -----------
PORTFOLIO:
JNL Aggressive Growth                                -      4,794        (786)     4,008  2,489,793    (138,271)    2,355,530

JNL Capital Growth                                   -      1,587           -      1,587  3,099,665    (115,584)    2,985,668

JNL Global Equities                                  -      4,778           -      4,778  3,207,085    (121,629)    3,090,234

JNL/Alger Growth                                     -     13,268        (983)    12,285  3,610,116    (311,591)    3,310,810

JNL/Eagle Core Equity                                -          -           -          -     99,222     (14,327)       84,895

JNL/Eagle SmallCap Equity                            -          -           -          -     72,877      (1,863)       71,014

JNL/Phoenix Investment Counsel Balanced              -     13,361        (490)    12,871  2,271,164    (163,506)    2,120,529

JNL/Phoenix Investment Counsel Growth                -        572          (1)       571  1,763,677     (81,644)    1,682,604

PPM America/JNL High Yield Bond                      -        100           -        100  1,238,600     (90,860)    1,147,840

PPM America/JNL Money Market                         -     19,600      (4,992)    14,608  4,391,649  (2,213,081)    2,193,176

PPM America/JNL Value Equity                         -      4,064        (120)     3,944  1,375,629     (49,285)    1,330,288

Salomon Brothers/JNL Global Bond                     -      3,226         (98)     3,128    963,549     (54,792)      911,885

Salomon Brothers/JNL U.S. Government & Quality Bond  -      1,275           -      1,275    960,739     (59,959)      902,055

T. Rowe Price/JNL Established Growth                 -     10,866        (302)    10,564  2,609,100    (118,768)    2,500,896

T. Rowe Price/JNL International Equity Investment    -      3,096           -      3,096  2,162,647    (126,313)    2,039,430

T. Rowe Price/JNL Mid-Cap Growth                     -      5,120           -      5,120  3,846,339    (266,408)    3,585,051

                    JACKSON NATIONAL SEPARATE ACCOUNT - I
                  Notes to Financial Statements (continued)


NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

Deposits into the Separate Account purchase shares of the JNL Series Trust.
Net deposits represent the amounts available for investment in such shares after the deduction of applicable policy charges. The following is a summary of net deposits made for the periods ended, December 31, 1996 and 1995:


                                                                                    Portfolios
                                  --------------------------------------------------------------------------------------------------
                                        JNL Aggressive                    JNL Capital               JNL Global           JNL/Alger
                                            Growth                          Growth                    Equities            Growth
                                  ---------------------------- ---------------------------- ------------------------- --------------
                                                 Period from                    Period from               Period from
                                                 October 16,                    October 16,               October 16,
                                    Year Ended     1995* to      Year Ended      1995* to    Year Ended    1995* to     Year Ended
                                    December 31,  December 31,   December 31,   December 31, December 31,  December 31, December 31,
                                        1996          1995           1996          1995          1996        1995         1996
                                  --------------  ------------   ------------   -----------  ------------  -----------  ------------
Proceeds from units issue         $  27,543,128   $  48,063    $  35,519,102  $  15,872     $  39,106,636   $ 49,185  $36,756,292)
Value of units redeemed              (1,145,314)     (8,004)        (975,072)        (6)       (1,240,848)      -      (2,573,647)
Transfers between funds and
  general account                       676,383        -             653,800       -            1,204,468       -         376,063
                                  -------------   ---------    -------------  ---------     -------------   --------  -----------
Total gross deposits net of
  transfers to general account       27,074,197      40,059       35,197,830     15,866        39,070,256     49,185   34,558,708


DEDUCTIONS:
Policyholder charges                      5,757        -               4,221       -                6,008       -           9,909
                                  -------------   ---------    -------------  ---------     -------------   --------  -----------


Net deposits from policyholders   $  27,068,440   $  40,059    $  35,193,609  $  15,866     $  39,064,248   $ 49,185  $34,548,799
                                  =============   =========    =============  =========     =============   ========  ===========

                                                                                    Portfolios
                                  --------------------------------------------------------------------------------------------------

                                      JNL/Alger     JNL/Eagle        JNL/Eagle     JNL/Phoenix Investment    JNL/Phoenix Investment
                                        Growth     Core Equity    SmallCap Equity     Counsel Balanced         Counsel Growth
                                    ------------  ------------   ----------------  ----------------------  ------------------------
                                    Period from    Period from     Period from                Period from               Period from
                                    October 16,    September 16,   September 16,              October 16,               October 16,
                                      1995* to      1996* to       1996* to    Year Ended       1995* to    Year Ended    1995* to
                                    December 31,  December 31,   December 31, December 31,    December 31, December 31, December 31,
                                         1995         1996            1996        1996             1995         1996       1995
                                    ------------  ------------   ------------ ------------- -------------- ------------ ------------
Proceeds from units issue         $     129,147   $1,021,518   $     750,702  $23,509,961   $     136,362   $21,442,640  $  5,756
Value of units redeemed                  (9,823)    (148,208)        (18,081)  (1,217,837)         (4,899)     (796,160)       (7)
Transfers between funds and
  general account                          -           5,840           9,328      227,388            -          560,800      -
                                  -------------   ----------   -------------  -----------   -------------   -----------  --------
Total gross deposits net of             119,324      879,150         741,949   22,519,512         131,463    21,207,280     5,749
  transfers to general account


DEDUCTIONS:
Policyholder charges                       -            -               -           8,687            -            6,816      -
                                  -------------   ----------   -------------  -----------   -------------   -----------  --------


Net deposits from policyholders   $     119,324   $  879,150   $     741,949  $22,510,825   $     131,463   $21,200,464  $  5,749
                                  =============   ==========   =============  ===========   =============   ===========  ========

* Commencement of operations

                    JACKSON NATIONAL SEPARATE ACCOUNT - 1
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT (CONTINUED)

                                                                      Portfolios
                                ---------------------------------------------------------------------------------------
                                       PPM America/JNL             PPM America/JNL                PPM America/JNL
                                       High Yield Bond               Money Market                  Value Equity
                                ---------------------------   ---------------------------   ---------------------------
                                                Period from                  Period from                   Period from
                                                October 16,                   October 16,                   October 16,
                                 Year Ended      1995* to      Year Ended      1995* to      Year Ended      1995* to
                                December 31,    December 31,  December 31,   December 31,   December 31,   December 31,
                                     1996          1995          1996           1995           1996           1995
                                ------------    ------------  ------------   ------------   ------------   ------------
Proceeds from units issued      $  12,260,162    $ 1,000      $  43,127,416    $  196,208   $  15,632,015     $  41,909
Value of units redeemed              (815,925)      -           (14,310,306)      (49,921)       (411,373)       (1,216)
Transfers between funds and
  general account                     766,118       -            (6,523,796)         -            537,691          -
                                -------------    -------      -------------    ----------   -------------     ---------

Total gross deposits net of
  transfers to general account     12,210,355      1,000         22,293,314       146,287      15,758,333        40,693


DEDUCTION:
Policyholder charges                    2,350       -                 3,878          -              2,604          -
                                -------------    -------      -------------    ----------   -------------     ---------
Net deposits from policyholders $  12,208,005    $ 1,000      $  22,289,436    $  146,287   $  15,755,729     $  40,693
                                =============    =======      =============    ==========   =============     =========

                                                                      Portfolios
                                ---------------------------------------------------------------------------------------
                                    Salomon Brothers/JNL          Salomon Brothers/JNL           T. Rowe Price/JNL
                                         Global Bond           U.S. Gov't & Quality Bond        Established Growth
                                 ---------------------------  ---------------------------  ----------------------------
                                                Period from                  Period from                   Period from
                                                October 16,                   October 16,                   October 16,
                                  Year Ended     1995* to     Year Ended      1995* to      Year Ended      1995* to
                                  December 31,  December 31,  December 31,   December 31,  December 31,   December 31,
                                      1996         1995           1996           1995           1996         1995
                                --------------  ------------  ------------   ------------  ------------   ------------
Proceeds from units issued      $  10,448,311    $33,080    $  9,278,322    $   12,921   $  29,052,257     $ 109,565
Value of units redeemed             (486,567)     91,015        (469,196)         -         (1,202,924)       (3,037)
Transfers between funds and
  general account                    246,760        -            271,425          -            988,000          -
                                ------------     -------    ------------    ----------   -------------     ---------
Total gross deposits net of
  transfers to general account    10,208,504      32,065       9,080,551        12,921      28,837,333       106,528


DEDUCTION:
Policyholder charges                   2,147        -              2,924          -              7,690          -
                                ------------     -------    ------------    ----------   -------------     ---------

Net deposits from policyholders $ 10,206,357     $32,065    $  9,077,627    $   12,921   $  28,829,643     $ 106,528
                                ============     =======    ============    ==========   =============     =========


                                                        Portfolios
                                ----------------------------------------------------------
                                      T. Rowe Price/JNL              T. Rowe Price/JNL
                                     International Equity             Mid-Cap Growth
                                ----------------------------   ---------------------------
                                                Period from                   Period from
                                                October 16,                   October 16,
                                   Year Ended    1995* to      Year Ended       1995* to
                                  December 31,  December 31,   December 31,   December 31,
                                      1996          1995         1996            1995
                                --------------  ------------   ------------   ------------
Proceeds from units issued      $  23,348,962    $31,837    $ 43,089,505    $   52,084
Value of units redeemed            (1,329,874)      -         (2,671,376)         -
Transfers between funds and
  general account                     820,933       -          1,288,321          -
                                -------------    -------    ------------    ----------
Total gross deposits net of
  transfers to general account     22,840,021     31,837      41,706,450        52,084


DEDUCTION:
Policyholder charges                    4,265       -              6,852          -
                                -------------    -------    ------------    ----------

Net deposits from policyholders $  22,835,756    $31,837    $ 41,699,598    $   52,084
                                =============    =======    ============    ==========


*Commencement of operations

                     JACKSON NATIONAL SEPARATE ACCOUNT - I

                            SCHEDULE OF INVESTMENTS
                               December 31, 1996



                                                            NUMBER                      MARKET
                                                          OF SHARES           COST       VALUE
JNL SERIES TRUST:                                         ----------    ------------ ------------
-----------------
JNL Aggressive Growth                                      2,103,289    $ 26,990,775 $ 28,142,010

JNL Capital Growth                                         2,450,864      35,064,118   35,439,496

JNL Global Equities                                        2,757,995      39,010,172   41,921,523

JNL/Alger Growth                                           3,295,413      34,474,321   36,776,807

JNL/Eagle Core Equity                                         84,058         879,967      892,695

JNL/Eagle SmallCap Equity                                     68,506         741,036      789,875

JNL/Phoenix Investment Counsel Balanced                    2,009,111      22,573,856   23,948,598

JNL/Phoenix Investment Counsel Growth                      1,565,109      21,153,886   22,240,202

PPM America/JNL High Yield Bond                            1,210,903      12,179,213   12,920,333

PPM America/JNL Money Market                              22,752,692      22,489,278   22,752,692

PPM America/JNL Value Equity                               1,190,818      15,748,690   17,266,864

Salomon Brothers/JNL Global Bond                           1,006,924      10,206,474   10,703,598

Salomon Brothers/JNL U.S. Government & Quality Bond          913,678       9,047,876    9,319,515

T. Rowe Price/JNL Established Growth                       2,494,156      28,835,616   31,326,604

T. Rowe Price/JNL International Equity Investment          1,989,593      22,760,446   24,034,289

T. Rowe Price/JNL Mid-Cap Growth                           3,032,039      41,607,792   45,147,060



See accompanying Notes to Financial Statements

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 1 - ORGANIZATION

      Jackson National Life Insurance Company ("JNL") established Jackson National Separate Account - I (the "Separate Account") on June 14, 1993. The Separate Account commenced operations on October 16, 1995 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for individual flexible premium variable annuity contracts issued by JNL.
      The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains sixteen Portfolios, each of which invests in the following series of the JNL Series Trust:

           JNL Aggressive Growth Series
           JNL Capital Growth Series
           JNL Global Equities Series
           JNL/Alger Growth Series
           JNL/Eagle Core Equity Series
           JNL/Eagle SmallCap Equity Series
           JNL/Phoenix Investment Counsel Balanced Series
           JNL/Phoenix Investment Counsel Growth Series
           PPM America/JNL High Yield Bond Series
           PPM America/JNL Money Market Series
           PPM America/JNL Value Equity Series
           Salomon Brothers/JNL Global Bond Series
           Salomon Brothers/JNL U.S. Government & Quality Bond Series
           T. Rowe Price/JNL Established Growth Series
           T. Rowe Price/JNL International Equity Investment Series
           T. Rowe Price/JNL Mid-Cap Growth Series


NOTE - 2  SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

      Investments

          The Separate Account's investments in the series of the JNL Series Trust are stated at the net asset values of the respective series. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Fund share transactions are recorded on trade date (same as settlement date). The series follow the accounting practice known as consent dividending, whereby all of its net investment income and realized gains are treated as being distributed daily to the Separate Account and are immediately reinvested in the series.

      Federal Income Taxes

          The operations of the Separate Account are included in the federal income tax return of JNL, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. JNL anticipates no tax liability resulting from the operations of the Separate Account. Therefore, no federal income tax has been provided.


NOTE 3 - POLICY CHARGES

      Charges are deducted from the Separate Account to compensate JNL for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contract.

      Contract Maintenance Charge

          An annual contract maintenance charge of $35 is charged against each contract to reimburse JNL for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs on or prior to the annuity date. The charge is deducted by redeeming units. For the year ended December 31, 1996, $2,400 in contract maintenance charges were assessed.

      Transfer Fee Charge

          A transfer fee of $25 will apply to transfers in excess of 15 transfers in a contract year. JNL may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

          This fee will be deducted from contract values which remain in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the year ended December 31, 1996, no transfer fees were assessed.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)




NOTE 3 - POLICY CHARGES - CONTINUED

      Surrender or Contingent Deferred Sales Charge

          During the first contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contracts. The amount, if any, depends on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. For the year ended December 31, 1996, $71,709 in surrender charges were assessed.

      Administration Charge

          JNL deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse JNL for administrative expenses related to the Separate Account and the issuance and maintenance of contracts.

      Mortality and Expense Charge

          A daily charge is made for the mortality and expense risks assumed by JNL. JNL deducts a daily charge from the net assets of the Separate Account equivalent to an annual rate of 1.25% for the assumption of mortality and expense risks. The mortality risk assumed by JNL is that the insured may receive benefits greater than those anticipated by JNL. The expense risk assumed by JNL is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

CONSOLIDATED BALANCE SHEET
                                (In thousands)

December 31,                                                                                               1996             1995
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  Cash and short-term investments                                                                     $     660,246    $      88,088
  Fixed maturities held to maturity, at amortized cost
    (market value: 1996, $4,160,485; 1995, $4,199,528)                                                    4,168,277        4,118,883
  Investments available for sale, at market value:
    Fixed maturities (amortized cost: 1996, $19,796,064; 1995, $18,248,600)                              20,225,507       19,252,534
    Equities (cost: 1996, $156,767; 1995, $191,908)                                                         202,442          236,095
  Mortgage loans                                                                                            843,860          174,463
  Policy loans                                                                                              594,962          527,041
  Other invested assets                                                                                     118,662           45,567
------------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS                      26,813,956       24,442,671
------------------------------------------------------------------------------------------------------------------------------------
  Accrued investment income                                                                                 338,099          327,022
  Deferred acquisition costs                                                                              1,231,388          891,355
  Variable annuity assets                                                                                   369,569              761
  Reinsurance recoverable                                                                                   155,451          145,333
  Value of acquired insurance in force                                                                      183,284          196,563
  Deferred income taxes                                                                                     131,470           63,287
  Other assets                                                                                               75,373           67,862
------------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL ASSETS                   $  29,298,590    $  26,134,854
====================================================================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Policy reserves and liabilities:
    Reserves for future policy benefits                                                               $     624,733    $     612,636
    Deposits on investment contracts                                                                     24,021,621       22,836,811
    Guaranteed investment contracts                                                                       1,464,010          100,080
    Other policyholder funds                                                                                 16,098           20,215
    Claims payable                                                                                          139,617          130,067
  Variable annuity liabilities                                                                              369,569              761
  Liability for guaranty fund assessments                                                                    89,104           94,853
  Income taxes currently payable to Parent                                                                  140,364          102,047
  Other liabilities                                                                                         419,523          344,149
------------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL LIABILITIES                      27,284,639       24,241,619
------------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
  Capital stock, $1.15 par value; authorized 50,000 shares;
    outstanding 12,000 shares                                                                                13,800           13,800
  Additional paid-in capital                                                                                648,982          603,982
  Net unrealized gain on debt and equity securities
    available for sale, net of tax of $97,155 in 1996
     and $209,937 in 1995                                                                                   180,432          389,883
  Retained earnings                                                                                       1,170,737          885,570
------------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL STOCKHOLDER'S EQUITY                       2,013,951        1,893,235
------------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $  29,298,590    $  26,134,854
====================================================================================================================================



         See accompanying notes to consolidated financial statements.

CONSOLIDATED INCOME STATEMENT
                                (IN THOUSANDS)

Years Ended December 31,                                                1996            1995            1994
---------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums and other considerations                               $    292,448    $    310,231    $    303,759
   Net investment income                                              1,997,032       1,836,372       1,617,557
   Net realized investment gains (losses)                                18,573          84,626         (18,820)
   Fee income:
     Mortality charges                                                  123,245         128,695         115,460
     Surrender charges                                                   64,933          54,380          42,168
     Expense charges                                                     20,641          20,308          20,349
     Variable annuity fees                                                4,063              --              --
---------------------------------------------------------------------------------------------------------------
   Total fee income                                                     212,882         203,383         177,977
   Other income                                                          28,741           8,768           8,542
---------------------------------------------------------------------------------------------------------------
                                             TOTAL REVENUES           2,549,676       2,443,380       2,089,015
---------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
   Death benefits                                                       282,973         281,011         247,310
   Interest credited on deposit liabilities                           1,449,852       1,379,435       1,266,497
   Increase in reserves, net of reinsurance recoverables                  3,568          43,680          62,206
   Other policyholder benefits                                           14,446          17,511          11,496
   Commissions                                                          232,901         214,060         229,261
   General and administrative expenses                                  147,644         127,020          95,042
   Taxes, licenses and fees                                              23,535          56,472          45,334
   Deferral of acquisition costs                                       (262,351)       (227,093)       (220,633)
   Amortization of acquisition costs                                    175,062         142,308         144,506
   Amortization of insurance in force                                    13,279          12,379          11,464
---------------------------------------------------------------------------------------------------------------
                                             TOTAL BENEFITS
                                             AND EXPENSES             2,080,909       2,046,783       1,892,483
---------------------------------------------------------------------------------------------------------------
     Pretax income                                                      468,767         396,597         196,532
   Income tax expense                                                  (164,100)       (140,000)        (41,450)
---------------------------------------------------------------------------------------------------------------
                                                 NET INCOME        $    304,667    $    256,597    $    155,082
===============================================================================================================



         See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY

                                (In thousands)

December 31,                                                  1996           1995           1994
--------------------------------------------------------------------------------------------------
CAPITAL STOCK
Beginning and end of year                              $     13,800    $     13,800    $    13,800
--------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
Beginning of year                                           603,982         603,982        603,982
  Capital contributions                                      45,000              --             --
--------------------------------------------------------------------------------------------------
End of year                                                 648,982         603,982        603,982
--------------------------------------------------------------------------------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
Beginning of year                                           389,883        (353,692)        22,027
  Net effect of adoption of SFAS 115 (See Note 2)                --              --        321,547
  Change in market value of investments
    available for sale, net of taxes and
    related deferred acquisition costs                     (209,451)        743,575       (697,266)
--------------------------------------------------------------------------------------------------
End of year                                                 180,432         389,883       (353,692)
--------------------------------------------------------------------------------------------------
RETAINED EARNINGS
Beginning of year                                           885,570         648,473        512,891
  Net income                                                304,667         256,597        155,082
  Dividends paid to stockholder                             (19,500)        (19,500)       (19,500)
--------------------------------------------------------------------------------------------------
End of year                                               1,170,737         885,570        648,473
--------------------------------------------------------------------------------------------------
                         TOTAL STOCKHOLDER'S EQUITY    $  2,013,951    $  1,893,235    $   912,563
==================================================================================================


         See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

                                (In thousands)

Years Ended December 31,                                                 1996              1995         1994
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                     $   304,667       $   256,597     $    155,082
     Adjustments to reconcile net income to net cash
     provided by operating activities:
        Net realized investment (gains) losses                        (18,573)          (84,626)          18,820
        Interest credited on deposit liabilities                    1,449,852         1,379,435        1,266,497
        Other charges                                                (212,882)         (203,383)        (177,977)
        Amortization of discount and premium on investments           (55,808)          (32,261)         (32,411)
     Change in:
        Deferred income taxes                                          44,600              (364)           6,105
        Accrued investment income                                     (11,077)          (15,469)         (12,634)
        Deferred acquisition costs                                    (87,289)          (84,785)         (76,127)
        Value of acquired insurance in force                           13,279            12,379           11,464
        Income taxes currently payable to Parent                       38,317            58,672          (52,997)
        Other assets and liabilities, net                             (90,724)           91,116           71,962
----------------------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                        1,374,362         1,377,311        1,177,784
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales of:
     Fixed maturities and equities available for sale               3,281,105         2,994,755        4,438,513
     Mortgage loans                                                    16,360             3,840            4,690
  Principal repayments, maturities, calls and redemptions:
     Available for sale                                             1,052,506           257,793        1,725,628
     Held to maturity                                                 465,862           289,266          211,878
  Purchases of:
     Fixed maturities and equities available for sale              (5,716,350)       (4,782,081)      (6,947,423)
     Fixed maturities held to maturity                               (557,749)       (1,050,039)      (1,666,176)
     Mortgage loans                                                  (685,938)         (140,379)          (2,040)
----------------------------------------------------------------------------------------------------------------
  NET CASH USED BY INVESTING ACTIVITIES                            (2,144,204)       (2,426,845)      (2,234,930)
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                       4,198,094         2,589,863        2,491,506
     Withdrawals                                                   (2,540,112)       (1,713,037)      (1,159,070)
     Net transfers to separate accounts                              (341,482)             (748)              --
  Payment of cash dividends to Parent                                 (19,500)          (19,500)         (19,500)
  Capital contribution from Parent                                     45,000                --               --
----------------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES                         1,342,000           856,578        1,312,936
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN CASH
  AND SHORT-TERM INVESTMENTS                                          572,158          (192,956)         255,790
  CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD                 88,088           281,044           25,254
----------------------------------------------------------------------------------------------------------------
  CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                  $   660,246       $    88,088     $    281,044
================================================================================================================


         See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. NATURE OF OPERATIONS

Jackson National Life Insurance Company, Inc. (the "Company" or "JNL") is a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life" or the "Parent") and is ultimately a wholly owned subsidiary of Prudential Corporation plc ("Prudential"), London, England. JNL is licensed to sell individual annuity products, including immediate and deferred annuities, variable annuities, guaranteed investment contracts ("GICs"), and individual life insurance products in 49 states and the District of Columbia.

The accompanying consolidated financial statements include JNL and its wholly owned subsidiaries, First Jackson National Life Insurance Company, an insurance company; Chrissy Corporation, an advertising agency; Jackson National Financial Services, Inc., an investment advisor and broker dealer, and Jackson National Life Distributors, Inc., a limited broker dealer. The Company also consolidates Jackson National Compania De Seguros De Vida S.A. ("Argentina"), a life insurance company of which the Company retains 90% of the common stock.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions are eliminated in consolidation. Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

INVESTMENTS

Cash and short-term investments primarily include cash, commercial paper, and money market instruments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less, and are considered cash equivalents for reporting cash flows.

Fixed maturities (including bonds, notes, redeemable preferred stocks, and mortgage-backed securities) available for sale and common stocks and non-redeemable preferred stocks are carried at aggregate market value, with changes in unrealized gains or losses, net of tax and the effect on deferred acquisition costs, credited or charged directly to stockholder's equity. Fixed maturities which the Company has the intent and ability to hold to maturity are reported at amortized cost. The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," as of January 1, 1994. The cumulative effect of implementing SFAS 115 was to record appreciation on available for sale fixed maturities of $887,174, less the effect on related deferred acquisition costs of $392,486 and deferred income taxes of $173,141, for a net increase to stockholder's equity of $321,547.

Fixed maturities, whether available for sale or held to maturity, are reduced to estimated net realizable value for declines in market value considered to be other than temporary.

Mortgage loans are carried at the unpaid principal balances, net of unamortized discounts and premiums. Policy loans are carried at the unpaid principal balances. Real estate is carried at the lower of cost or fair value.

Limited partnership investments are accounted for using the equity method.

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using call or maturity dates.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into financial derivative transactions, including swaps, put-swaptions, and futures to reduce and manage business risks. These transactions are used to manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, duration matching or scenario testing.

Swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount. All swap agreements outstanding at December 31, 1996, hedge available for sale securities and are carried at fair value with the change in value reflected in stockholder's equity. Amounts paid or received on swap contracts, if any, are included in investment income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other assets. Realized gains and losses from the settlement or termination of the interest rate swaps are deferred and amortized over the life of the specific hedged assets as an adjustment to the yield.

Put-swaptions purchased provide the Company with the right, but not the obligation, to require the writers to pay the Company the present value of a ten year interest rate swap at future exercise dates. These put-swaptions are entered into as a hedge against significant upward fluctuations in interest rates. Premiums paid for put-swaption contracts are included in other invested assets and are being amortized to investment income over the remaining terms of the contracts of one to four years. Put-swaptions, designated as a hedge of available for sale securities, are carried at fair value with the change in value reflected in stockholder's equity.

Equity index futures contracts are used in conjunction with equity index-linked immediate and deferred annuities offered by the Company. The futures contracts are accounted for as hedges of the associated annuity liabilities.

Financial derivative contracts are primarily held for hedging purposes. High-yield swaps and equity swaps were held for investment purposes during 1996.

The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties, however, the Company does not anticipate nonperformance.

DEFERRED ACQUISITION COSTS

Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting which vary with, and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in market value of investments, net of tax, on debt and equity securities available for sale that is credited or charged directly to stockholder's equity. At December 31, 1996 and 1995, deferred acquisition costs have been decreased by $188.1 million and $440.8 million, respectively, to reflect this change.

VALUE OF ACQUIRED INSURANCE IN FORCE

The value of acquired insurance in force at acquisition date ("value of business" or "VOB") represents the present value of anticipated profits of the business in force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The VOB is being amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

FEDERAL INCOME TAXES

The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities as required by SFAS No. 109, "Accounting for Income Taxes."

JNL files a consolidated federal income tax return with Brooke Life. The non-life insurance company subsidiaries file separate federal income tax returns. Income tax expense is calculated on a separate company basis.

POLICY RESERVES AND LIABILITIES

For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 59% to 90% of the 1975-1980 Basic Select and Ultimate tables depending on underwriting classification and policy duration. Interest rate assumptions range from 6.0% to 9.5%. Lapse and expense assumptions are based on Company experience.

For the Company's interest-sensitive life contracts, reserves approximate the policyholder's accumulation account. For deferred annuity, variable annuity, and other investment contracts, the reserve is the policyholder's account value.

VARIABLE ANNUITY ASSETS AND LIABILITIES

The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in a separate account. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in variable annuity fees in the consolidated income statement.

REVENUE AND EXPENSE RECOGNITION

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of deferred acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income earned on those deposits. Revenues also consist of amounts assessed against the policyholder's account value, including mortality, contract initiation and administration (expense charges) and surrender charges. Surrender benefits are treated as repayments of the policyholder account. Benefit payments are treated as reductions to the policyholder account. Death benefits, net of the policyholder account, are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of deferred acquisition costs.

3. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND SHORT-TERM INVESTMENTS

Carrying value is considered to be a reasonable estimate of fair value.

FIXED MATURITIES AND EQUITY SECURITIES

Fair values are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

MORTGAGE LOANS

Fair values are determined by discounting the future cash flows to the present at current market rates. At December 31, 1996, the fair value approximated $846.6 million.

POLICY LOANS

The carrying value approximates fair value, since policy loans reduce the amount payable at death or surrender of the contract.

DERIVATIVES

The fair value of derivatives is based on estimates received from financial institutions.

VARIABLE ANNUITY ASSETS

Variable annuity assets are carried at the market value of the underlying securities.

ANNUITY RESERVES

Fair values for immediate and deferred annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates with similar maturities. At December 31, 1996, the carrying value and fair value of such annuities approximated $19.5 billion and $18.5 billion, respectively, and $18.2 billion and $17.2 billion, respectively, at December 31, 1995.

RESERVES FOR GUARANTEED INVESTMENT CONTRACTS

Fair value is based on the present value of future cash flows at current pricing rates. At December 31, 1996, the fair value approximated $1,465.3 million.

VARIABLE ANNUITY LIABILITIES

Fair value of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates. At December 31, 1996, the fair value approximated $345.0 million.

4. INVESTMENTS

Investments are comprised primarily of fixed-interest securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds. The Company generates the vast majority of its deposits from interest-sensitive individual annuity and life insurance products, on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-interest securities aims to ensure matching of the asset yield with the interest-sensitive insurance liabilities and to earn a stable return on its investments.

DEBT SECURITIES

The following table sets forth fixed maturity investments at December 31, 1996, classified by rating categories as assigned by nationally recognized statistical rating organizations or, if not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For purposes of the table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB"; Class 3, "BB" and Classes 4-6, "B and below."

                                                Percent of Total
                Investment Rating                    Assets
                ------------------------------------------------
                AAA                                   41.1%
                AA                                     2.3
                A                                     15.9
                BBB                                   16.6
                ------------------------------------------------
                Investment grade                      75.9
                ------------------------------------------------
                BB                                     5.3
                B and below                            2.1
                ------------------------------------------------
                Below investment grade                 7.4
                ------------------------------------------------
                Total fixed maturities                83.3
                ------------------------------------------------
                Other assets                          16.7
                ------------------------------------------------
                Total assets                         100.0%
                ================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated market value of fixed maturity investments held to maturity are as follows (in thousands):

                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1996                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
Corporate securities             $  886,250      $     7,931      $    7,766      $  886,415
Mortgage-backed securities        3,282,027           32,945          40,902       3,274,070
--------------------------------------------------------------------------------------------
  TOTAL                          $4,168,277      $    40,876      $   48,668      $4,160,485
============================================================================================


                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1995                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
Corporate securities             $  809,925      $    15,108      $    3,028      $  822,005
Mortgage-backed securities        3,308,958           77,201           8,636       3,377,523
--------------------------------------------------------------------------------------------
  TOTAL                          $4,118,883      $    92,309      $   11,664      $4,199,528
============================================================================================



The amortized cost and estimated market value of fixed maturity investments available for sale are as follows (in thousands):

                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1996                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
U.S. Treasury securities        $     5,461      $       118      $       --     $     5,579
U.S. Government agencies
  and foreign governments           227,307           14,109              91         241,325
Public utilities                    748,841           26,708          13,710         761,839
Corporate securities              9,902,242          435,905          59,060      10,279,087
Mortgage-backed securities        8,912,213          150,619         125,155       8,937,677
--------------------------------------------------------------------------------------------
  TOTAL                         $19,796,064      $   627,459      $  198,016     $20,225,507
============================================================================================


                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1995                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
U.S. Treasury securities        $   354,506      $     3,136      $        2     $   357,640
U.S. Government agencies
  and foreign governments         1,543,055           68,360             940       1,610,475
Public utilities                    954,297           59,767           5,441       1,008,623
Corporate securities              9,013,057          699,519          27,386       9,685,190
Mortgage-backed securities        6,383,685          239,881          32,960       6,590,606
--------------------------------------------------------------------------------------------
  TOTAL                         $18,248,600      $ 1,070,663      $   66,729     $19,252,534
============================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

Gross unrealized gains pertaining to equity securities at December 31, 1996 and 1995 were $48.2 million and $51.2 million, respectively. Gross unrealized losses at December 31, 1996 and 1995 were $2.5 million and $7.0 million, respectively.

The amortized cost and estimated market value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

FIXED MATURITIES HELD TO MATURITY (IN THOUSANDS):

                                         AMORTIZED      ESTIMATED
                                              COST   MARKET VALUE
-----------------------------------------------------------------
Due after 1 year through 5 years       $   319,458    $   322,776
Due after 5 years through 10 years         510,859        506,549
Due after 10 years through 20 years         29,950         31,107
Due after 20 years                          25,983         25,983
Mortgage-backed securities               3,282,027      3,274,070
-----------------------------------------------------------------
TOTAL                                  $ 4,168,277    $ 4,160,485
=================================================================

FIXED MATURITIES AVAILABLE FOR SALE (IN THOUSANDS):

                                         AMORTIZED      ESTIMATED
                                              COST   MARKET VALUE
-----------------------------------------------------------------
Due within 1 year or less              $   206,459    $   247,299
Due after 1 year through 5 years         2,335,443      2,406,666
Due after 5 years through 10 years       4,033,081      4,144,217
Due after 10 years through 20 years      1,902,431      1,978,856
Due after 20 years                       2,406,437      2,510,792
Mortgage-backed securities               8,912,213      8,937,677
-----------------------------------------------------------------
TOTAL                                  $19,796,064    $20,225,507
=================================================================

Discounts and premiums on collateralized mortgage obligations are amortized over the estimated redemption period using the effective interest method. Yields which are used to calculate premium/discount amortization are adjusted periodically for prepayments.

At December 31, 1996, fixed maturities with a carrying value of $4.7 million were on deposit with regulatory authorities as required by law in various states in which the insurance operations conduct business.

Investments (all of which are actively managed fixed maturities) in any single entity in excess of 10 percent of stockholder's equity at December 31, 1996, other than investments issued or guaranteed by the United States Government or a United States Government agency are as follows:

                                         AMORTIZED      ESTIMATED
INVESTMENT (IN MILLIONS)                      COST     FAIR VALUE
-----------------------------------------------------------------
Hermitage CBO LLC (see Note 12)        $     633.5    $     633.7
USX Corporation                              224.0          244.0
-----------------------------------------------------------------

MORTGAGE LOANS

Mortgage loans consist of the following at December 31, 1996
(in thousands):

Single family                                         $     1,057
Commercial                                                842,803
-----------------------------------------------------------------
TOTAL                                                 $   843,860
=================================================================


At December 31, 1996, mortgage loans were collateralized by properties located in 28 states. Approximately 17% of the aggregate carrying value of the portfolio is secured by properties located in Texas.

DERIVATIVES

The fair value of derivatives reflects the estimated amounts that the Company would receive or pay upon termination of the contracts at the reporting date.

A summary of the aggregate notional or contractual amounts and estimated fair values of these financial instruments at December 31, 1996 and 1995 are presented below (in millions):


                            1996                       1995
--------------------------------------------------------------------------
                    CONTRACTUAL/               CONTRACTUAL/
                        NOTIONAL     ESTIMATED     NOTIONAL      ESTIMATED
                          AMOUNT    FAIR VALUE       AMOUNT     FAIR VALUE
--------------------------------------------------------------------------
Interest rate swaps      $ 1,255          $ 39      $ 1,000         $   68
Put-swaptions             24,500            11       12,000              7
Futures                       16            --           --             --
==========================================================================


During 1996, the Company recorded $24.3 million in net investment income from derivative instruments, including $12.6 million from investment activity. The average notional amount of swaps outstanding during 1996 was $1.3 billion, including $255 million notional amount of high yield and equity swaps.

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1996, the estimated fair value of loaned securities was $287.0 million. The agreement requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.

5. INVESTMENT INCOME AND REALIZED GAINS
   AND LOSSES

Major categories of investment income are summarized below
(in thousands):


YEARS ENDED
DECEMBER 31,                        1996            1995            1994
------------------------------------------------------------------------
Fixed maturities             $ 1,872,820     $ 1,766,654     $ 1,550,367
Other investment income          140,717          82,614          79,802
------------------------------------------------------------------------
  Total investment income      2,013,537       1,849,268       1,630,169
Less investment expenses         (16,505)        (12,896)        (12,612)
------------------------------------------------------------------------
NET INVESTMENT INCOME        $ 1,997,032     $ 1,836,372     $ 1,617,557
========================================================================

Net realized investment gains and losses are as follows (in thousands):


YEARS ENDED
DECEMBER 31,                        1996             1995             1994
--------------------------------------------------------------------------
Sales of fixed maturities:
  Gross gains                  $  78,099        $ 101,682       $  131,620
  Gross losses                   (36,624)         (27,897)        (200,135)
Sales of equity securities:
  Gross gains                     20,886           47,883           58,270
  Gross losses                    (5,329)          (1,576)          (6,082)
Impairment losses                (29,500)         (29,824)            (123)
Other invested assets, net        (8,959)          (5,642)          (2,370)
--------------------------------------------------------------------------
TOTAL                          $  18,573        $  84,626       $  (18,820)
==========================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

6. VALUE OF ACQUIRED INSURANCE IN FORCE

The VOB was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in force.

The balances and amortization of insurance in force are summarized as follows (in thousands):


YEARS ENDED
DECEMBER 31,                            1996          1995
----------------------------------------------------------
Balance, beginning of year         $ 196,563     $ 208,942
Amortization, net of interest        (13,279)      (12,379)
----------------------------------------------------------
Balance, end of year               $ 183,284     $ 196,563
==========================================================

The VOB is expected to be amortized as follows (in thousands):

                  1997                  $ 14,000
                  1998                    15,000
                  1999                    16,000
                  2000                    17,000
                  Thereafter             121,284
------------------------------------------------
TOTAL                                   $183,284
================================================


7. POLICY RESERVES AND LIABILITIES

A summary of the components of policy reserves and liabilities is as follows (in thousands):


DECEMBER 31,                                      1996             1995
-----------------------------------------------------------------------
Term life and other traditional life      $    624,733     $    612,636
Interest-sensitive life                      4,502,912        4,332,780
Deferred and immediate annuities            19,518,709       18,504,031
Guaranteed investment contracts              1,464,010          100,080
-----------------------------------------------------------------------
SUBTOTAL                                    26,110,364       23,549,527
=======================================================================
Claims payable and other
 policyholder funds                            155,715          150,282
-----------------------------------------------------------------------
TOTAL                                     $ 26,266,079     $ 23,699,809
=======================================================================

8. REINSURANCE

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage assumes the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $1.5 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

The effect of reinsurance on premiums is as follows (in thousands):


YEARS ENDED
DECEMBER 31,                    1996           1995           1994
------------------------------------------------------------------
Direct premiums            $ 358,533      $ 367,937      $ 366,964
Assumed premiums              10,961          4,763          1,544
Less reinsurance ceded       (77,046)       (62,469)       (64,749)
------------------------------------------------------------------
TOTAL NET PREMIUMS         $ 292,448      $ 310,231      $ 303,759
==================================================================

Components of the reinsurance recoverable asset as of December 31, are as follows (in thousands):

DECEMBER 31,                    1996           1995
---------------------------------------------------
Ceded reserves             $ 139,998      $ 131,469
Ceded claims liability         9,192          8,721
Ceded -- other                 6,261          5,143
---------------------------------------------------
TOTAL                      $ 155,451      $ 145,333
===================================================


At December 31, 1996, and 1995, $87.4 million and $91.6 million, respectively, of ceded reserves was reinsured through Brooke Life.

9. FEDERAL INCOME TAXES

The components of the provision for federal income taxes as computed in accordance with SFAS 109 are as follows (in thousands):


YEARS ENDED
DECEMBER 31,                            1996           1995           1994
--------------------------------------------------------------------------
Current tax expense               $  119,500     $  152,480     $   26,835
Deferred tax expense (benefit)        44,600        (12,480)        14,615
--------------------------------------------------------------------------
Provision for income taxes        $  164,100     $  140,000     $   41,450
==========================================================================


The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 1996, 1995 and 1994 as follows (in thousands):

YEARS ENDED
DECEMBER 31,                               1996           1995           1994
-----------------------------------------------------------------------------
Income taxes at statutory rate        $ 164,069      $ 138,809      $  68,786
Reduction in taxes resulting from
 release of accrued federal tax
 due to IRS settlement                       --             --        (27,000)
Other                                        31          1,191           (336)
-----------------------------------------------------------------------------
Provision for income taxes            $ 164,100      $ 140,000      $  41,450
=============================================================================
Effective tax rate                         35.0%          35.3%          21.1%
=============================================================================


The Company made income tax payments of $81.2 million in 1996, $116.1 million in 1995 and $79.9 million in 1994.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 1996

Significant temporary differences included in the deferred tax asset as of December 31, 1996 and 1995 are as follows (in thousands):

DECEMBER 31,                                          1996            1995
--------------------------------------------------------------------------
GROSS DEFERRED TAX ASSET
Policy reserves and other insurance items      $   643,237     $   669,247
Difference between financial reporting
  and the tax basis of:
  Assets acquired                                   12,444          17,483
  Insolvency fund assessments                       30,970          32,483
Other, net                                          14,481          12,688
--------------------------------------------------------------------------
TOTAL DEFERRED TAX ASSET                           701,132         731,901
==========================================================================
GROSS DEFERRED TAX LIABILITY
Deferred acquisition costs                        (324,157)       (216,636)
Difference between financial reporting
  and the tax basis of the value of the
  insurance in-force                               (64,149)        (68,797)
Difference between financial reporting and
  the tax basis of other assets                     (5,546)         (7,468)
Net unrealized gains on available
  for sale securities                             (162,989)       (364,116)
Other, net                                         (12,821)        (11,597)
--------------------------------------------------------------------------
TOTAL DEFERRED TAX LIABILITY                      (569,662)       (668,614)
--------------------------------------------------------------------------
NET DEFERRED TAX ASSET                         $   131,470     $    63,287
==========================================================================


10. CONTINGENCIES

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business including litigation relating to allegations of improper sales practices. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition or results of operations.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume, and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 1996, the Company's reserve for future state guaranty fund assessments is $89.1 million. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

The Company offers synthetic GIC contracts to group customers including pension funds and other institutional organizations. The synthetic GIC contract is an off-balance-sheet fee-based product where the customer retains ownership of the assets related to these contracts and JNL guarantees the customer's obligation to meet withdrawal requirements. The book value of off-balance-sheet guarantees at December 31, 1996, and market value of related assets, was $122 million.

11. STOCKHOLDER'S EQUITY

Under Michigan State Insurance Law, dividends on capital stock can only be distributed out of earned surplus. Furthermore, without the prior approval of the Commissioner, dividends cannot be declared or distributed which exceed the greater of 10% of the Company's statutory surplus as of December 31 next preceding or the Company's statutory net gain from operations for such period. On January 1, 1997, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximated $272.2 million.

Statutory capital and surplus of the Company at December 31, 1996, and 1995 was $1,501.0 million and $1,196.1 million, respectively. Statutory net income of the Company was $272.2 million, $156.6 million and $125.3 million in 1996, 1995 and 1994, respectively.

12. RELATED PARTY TRANSACTIONS

The Company's investment portfolio is managed by PPM America ("PPM"), a registered investment advisor and a wholly owned subsidiary of Prudential. The Company paid $8.7 million, $6.8 million and $5.8 million to PPM for investment advisory services during 1996, 1995, and 1994, respectively.

On August 26, 1987, Brooke Life issued $180 million of 12% notes due August 26, 1997 to Prudential as part of an exchange whereby 100% of the common stock of JNL was transferred to Brooke Life. On December 28, 1988, Brooke Life issued an additional $20 million of 12% notes due December 28, 1998, to Prudential.
On October 31, 1991, Brooke Life issued $200 million of 9.75% notes due October 31, 2001, to Prudential Finance BV, a Prudential subsidiary.

On November 8, 1996, Brooke Life issued $388 million of 8.50% notes due December 31, 2006 to Brooke Finance, Inc. ("Brooke Finance"), a wholly owned subsidiary of Brooke Holdings, Inc., ultimately a wholly owned subsidiary of Prudential. These proceeds were used to extinguish principal and accrued interest on both the $180 million note due in 1997 and the $20 million note due in 1998. On December 31, 1996, Brooke Life issued $45 million of 8.51% notes due December 31, 2006 to Brooke Finance. These proceeds were used by Brooke Life to contribute an additional $45 million of capital to JNL. In 1996, 1995, and 1994, JNL made annual dividend payments to Brooke Life of $19.5 million to pay the accrued interest on the notes. At December 31, 1996, the aggregate amount outstanding on the Brooke Life notes was as follows (in millions):

             Principal                   $ 633.0
             Accrued interest                3.4
             -----------------------------------
             Total                       $ 636.4
             ===================================

On December 18, 1996, the Company established the Hermitage CBO Limited Liability Corporation ("Hermitage") for the purpose of securitizing certain of its holdings in below investment grade bonds. The Company contributed $657.4 million of non-investment grade securities to Hermitage and in exchange received $616.2 million of subordinated notes, $13.0 million in cash, and 46.4% of the equity in Hermitage. The Company's ultimate parent, Prudential, obtained the remaining 53.6% equity interest in Hermitage in exchange for $19.9 million in cash.

13. BENEFIT PLANS

The Company has a defined contribution plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of covered compensation paid to participating employees during the year. The Company expensed $2.4 million related to this plan during 1996, $2.3 million in 1995 and $2.2 million in 1994.

REPORT OF INDEPENDENT ACCOUNTANTS

                       [PRICE WATERHOUSE LLP LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Jackson National Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and consolidated statements of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

February 7, 1997

                [End of GAAP Consolidated Financial Statements]

CONSOLIDATED STATUTORY SUMMARY OF OPERATIONS

                                 (IN THOUSANDS)


YEAR ENDED DECEMBER 31,                                                   1996            1995
----------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE:
Life and annuity premiums                                          $ 3,042,939    $  2,760,774
Deposit-type funds                                                   1,412,694         100,000
Net investment income                                                2,006,777       1,837,978
Other income                                                            61,752          10,222
----------------------------------------------------------------------------------------------
                               TOTAL PREMIUMS AND OTHER REVENUE      6,524,162       4,708,974
==============================================================================================
BENEFITS AND EXPENSES:
Death benefits                                                         325,600         314,867
Annuity benefits                                                     2,144,748       1,457,050
Other benefits                                                         394,838         210,726
Net transfers to/from separate accounts                                349,921             748
Increase in aggregate reserves                                       1,278,129       1,982,094
Increase in liability for premium and other deposit funds            1,318,071         100,000
Increase (decrease) in reserves for supplementary contracts
   without life contingencies and for dividend
   and coupon accumulations                                               (383)            488
----------------------------------------------------------------------------------------------
                                    TOTAL BENEFITS AND RESERVES      5,810,924       4,065,973
==============================================================================================
OTHER OPERATING COSTS AND EXPENSES:
Commissions                                                            232,820         212,476
General expenses                                                       139,518         125,097
Taxes, licenses and fees excluding federal
   income tax                                                           28,692          53,082
Increase in loading and cost of collection in excess
   of loading on deferred and uncollected premiums                      (4,918)        (12,193)
----------------------------------------------------------------------------------------------
                                    TOTAL BENEFITS AND EXPENSES      6,207,036       4,444,435
==============================================================================================
Operating gain before dividends and federal
   income taxes                                                        317,126         264,539
Dividends to policyholders                                                  19              19
----------------------------------------------------------------------------------------------
Net operational gain before federal income taxes                       317,107         264,520
Federal income taxes incurred                                           41,172         104,200
----------------------------------------------------------------------------------------------
Net operational gain before net realized capital losses                275,935         160,320
Net realized capital losses                                             (3,739)         (3,742)
----------------------------------------------------------------------------------------------
                                                     NET INCOME    $   272,196    $    156,578
==============================================================================================

STATUTORY BALANCE SHEET
                                 (IN THOUSANDS)

AS OF DECEMBER 31,                                            1996                1995
--------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
Bonds                                                 $ 23,976,036        $ 22,382,717
Stocks                                                     215,685             249,964
Mortgage loans                                             843,311             173,863
Real estate                                                 13,720              15,070
Policy loans                                               594,710             527,041
Short-term investments                                     618,092              62,478
Other investments                                          114,363              51,437
--------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS        26,375,917          23,462,570
======================================================================================
Cash                                                        28,758              23,248
Deferred and uncollected premiums                          181,490             246,386
Accounts receivable reinsurance                              6,261               5,143
Accrued investment income                                  338,009             326,724
EDP equipment                                               14,925              11,000
Other receivables                                            2,549                 460
Other assets                                                39,241              23,524
Separate account assets                                    369,569                 761
--------------------------------------------------------------------------------------
                                    TOTAL ASSETS      $ 27,356,719        $ 24,099,816
======================================================================================

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits                                $ 22,966,463        $ 21,783,791
Policy contract claims                                     135,058             126,845
Policyholder funds:
   Premium deposit funds                                    10,458              14,570
   Guaranteed investment contracts                       1,464,010             100,080
   Other                                                     5,372               5,658
Interest maintenance reserve                               126,138             119,188
Federal income taxes due and accrued                         9,600              50,473
Cost of collection on deferred premiums                     13,210              15,800
Asset Valuation Reserve                                    313,188             290,917
Remittances not allocated                                   25,693              31,280
Other liabilities                                          416,958             364,305
Separate account liabilities                               369,569                 761
--------------------------------------------------------------------------------------
                               TOTAL LIABILITIES        25,855,717          22,903,668
======================================================================================
CAPITAL AND SURPLUS:
   Capital                                                  13,800              13,800
   Paid-in surplus                                         648,982             603,982
   Unassigned surplus                                      838,220             578,366
--------------------------------------------------------------------------------------
                       TOTAL CAPITAL AND SURPLUS         1,501,002           1,196,148
======================================================================================
          TOTAL LIABILITIES, CAPITAL AND SURPLUS      $ 27,356,719        $ 24,099,816
======================================================================================


STATUTORY FIVE YEAR PERFORMANCE HISTORY

                                                        1996             1995             1994              1993             1992
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE (000's)
Whole Life                                    $   29,767,348   $   30,642,130   $   30,856,323   $    30,796,616   $   28,972,425
Term                                             116,637,142      115,785,746      117,308,939       113,727,920      109,637,091
---------------------------------------------------------------------------------------------------------------------------------
            TOTAL LIFE INSURANCE IN FORCE     $  146,404,490   $  146,427,876   $  148,165,262   $   144,524,536   $  138,609,516
=================================================================================================================================
NEW BUSINESS ISSUED (000's)
Whole Life                                    $    1,637,196   $    2,190,761   $    1,591,322   $     2,821,444   $    5,508,301
Term                                              13,353,191       10,151,326       15,826,645        15,871,396       17,529,889
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL NEW BUSINESS ISSUED     $   14,990,387   $   12,342,087   $   17,417,967   $    18,692,840   $   23,038,190
=================================================================================================================================
PREMIUM INCOME
First-year Life                               $   51,422,556   $   62,370,257   $   82,319,688   $   121,752,363   $  140,789,246
Renewal Life                                     590,801,488      610,258,912      612,555,127       582,246,754      543,784,250
Annuity                                        2,400,714,546    2,088,145,187    2,066,204,059     1,548,433,989    2,323,604,123
Deposit-type funds                             1,412,693,672      100,000,000                -                 -                -
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL PREMIUM INCOME     $4,455,632,262   $2,860,774,356   $2,761,078,874   $ 2,252,433,106   $3,008,177,619
=================================================================================================================================
TOTAL ASSETS (BILLIONS)                       $        27.36   $        24.10   $        21.63   $         19.07   $        16.67

PERCENTAGE DISTRIBUTION OF ASSETS
Bonds                                                   90.7%            95.3%            95.2%             96.2%            95.0%
Stocks                                                   0.8%             1.1%             0.9%              1.2%             1.5%
Mortgage Loans on Real Estate                            3.2%             0.7%             0.2%              0.2%             0.3%
Real Estate                                              0.1%             0.1%             0.1%              0.1%             0.2%
Policy Loans                                             2.3%             2.2%             2.1%              2.0%             1.8%
Cash and Short-term Investments                          2.6%             0.4%             1.3%              0.1%             1.0%
Other Invested Assets                                    0.3%             0.2%             0.2%              0.2%             0.2%
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL CASH AND INVESTED ASSETS              100.0%           100.0%           100.0%            100.0%           100.0%
=================================================================================================================================
INVESTMENT DATA
Return on Invested Assets                               8.27%            8.36%            8.39%             9.06%            9.53%
Net Investment Income                         $2,006,777,135   $1,837,977,663   $1,617,963,852    $1,527,755,190   $1,357,612,701
Realized Capital Gains (Losses)                    7,767,438       41,291,556     (104,455,727)       95,495,906       12,888,698
Unrealized Capital Gains (Losses)                 (4,316,823)      35,918,127       50,024,949        26,354,396       44,685,525
---------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL     $2,010,227,750   $1,915,187,346   $1,563,533,074    $1,649,605,492   $1,415,186,924
=================================================================================================================================
BENEFITS AND RESERVE INCREASES
Total Policy Benefits                         $2,803,593,717   $1,967,038,988   $1,373,175,823    $1,076,579,746   $  953,267,071
Increase in Life Reserves                        242,902,882      309,542,000      392,340,506       421,691,797      422,779,698
Dividends to Policyowners                             19,237           18,718           19,095            27,658           27,466

OPERATING RATIOS
Expense/Commissions Ratio                               11.3%            11.5%            11.6%             12.4%            11.1%
Expense Ratio                                            4.1%             6.7%             5.0%              5.9%             4.1%
Lapse Ratio                                              9.9%             9.1%             9.1%              9.3%            10.8%
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS
AFTER FEDERAL INCOME TAXES                    $  275,934,538   $  160,319,596   $  139,373,164    $  155,902,977   $  212,149,257
=================================================================================================================================


All amounts and calculations in the above table reflect consolidated statutory amounts.

FOOTNOTES

1. For complete information about The Perspective Fixed and Variable Annuity (VA
200), including charges and expenses, get a prospectus by calling 800/766-4683. Read it carefully before you invest or send money. The Perspective is a long-term investment vehicle and is subject to a maximum deferred sales charge of 7% in the first year, declining 1% each year through year seven. There may be a 10% IRS tax penalty for early withdrawals prior to age 591/2. The Perspective Fixed and Variable Annuity is available through Jackson National Financial Services, Inc., an NASD member.

2. For ELI products, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life. The product is not sponsored, endorsed, sold or promoted by Standard and Poor's, and Standard and Poor's makes no representation regarding the advisability of purchasing the product.

The Nasdaq 100(R), Nasdaq 100 Index(R), and Nasdaq(R) are registered trademarks of the Nasdaq Stock Market, Inc. (which, with its affiliates, are the "Corporations") and are licensed for use by Jackson National Life. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

The Nikkei Newspaper Corporation has granted Jackson National Life the non-exclusive use of the Nikkei 225(R) Average. The Nikkei Newspaper Corporation reserves the right to modify the content of and to cease publishing the Nikkei Average. The Nikkei Newspaper Corporation accepts no liability regarding this product offering.

The FTSE 100(R) is calculated by FTSE International Limited in conjunction with the Institute of Actuaries. FTSE International Limited accepts no liability in connection with the trading of any products on the index.

DAX(R) is a registered trademark of Deutsche Borse AG.

"CAC40(R)" is a registered trademark of the SBF-Paris Bourse, which designates the index that the SBF-Paris Bourse calculates and publishes. Authorization to use the index and the "CAC40" trademark in connection with this product has been granted by license. The SBF-Paris Bourse does not sponsor, endorse or participate in the marketing of this product.

The IRS may impose a 10% penalty on all withdrawals from fixed annuities before age 59 1/2. See your tax adviser for details. This contract has certain restrictions and limitations. For costs and complete details about JNL Equity Linked Index Annuity and the Index Options, please ask your JNL Representative.

Policy form numbers ELI-DA500, ELI-IA100, and ELI-IA 200. May not be available in all states; state variations of the contract may apply. JNL reserves the right to add or delete an Index at any time.

Contract values in an Indexed Option may be reduced if amounts are transferred, annuitized or withdrawn prior to the end of the Indexed Option period. Talk to your JNL Representative for complete details.

3. For JNL Products, corresponding policy form numbers: JNL Select A500; Lifeline Ultimate L1000; Lifeline Term L1667; 10-, 15- and 20-Year R&C L1665; JNL Survivorship UL UL2003.

All products and product features may not be available in all states. The contracts have restrictions and limitations. For costs and complete details, contact your Jackson National Representative, or call 800/USE-JNLI (873-5654).

4. May be subject to an interest rate adjustment. Withdrawals within the policy's first seven years (most states) will be adjusted -- downward when interest rates are rising, upward when they're falling -- to reflect the market price of the policy's underlying bond investments.